SPARTAN(registered trademark) AGGRESSIVE MUNICIPAL FUND
A FUND OF
FIDELITY UNION STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of Spartan Aggressive Municipal Fund:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Aggressive Municipal Fund (the Fund), will be held at the office of the Fidelity Union Street Trust, 82 Devonshire Street, Boston, Massachusetts 02109 on Wednesday, July 16, 1997, at 2:15 p.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 (1) To approve an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Aggressive Municipal Fund. The Agreement provides for the transfer of all of the assets of the Fund to Fidelity Aggressive Municipal Fund in exchange solely for shares of beneficial interest of Fidelity Aggressive Municipal Fund and the assumption by Fidelity Aggressive Municipal Fund of the Fund's liabilities, followed by the distribution of Fidelity Aggressive Municipal Fund shares in liquidation of the Fund.
 The Board of Trustees has fixed the close of business on May 19, 1997 as
the record date for the determination    of the s    hareholders of the
Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
May 19, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance
to you and help avoid the time    and expense     involved in validating
your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


SPARTAN AGGRESSIVE MUNICIPAL FUND
A FUND OF FIDELITY UNION STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
PROXY STATEMENT AND PROSPECTUS
MAY 19, 1997
        This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Spartan Aggressive Municipal Fund (Spartan Aggressive or the Fund), a fund of Fidelity Union Street Trust (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of the Fund and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, July 16, 1997, at 2:15 p.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust.
 As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (the Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), Spartan Aggressive would transfer all of its assets to Fidelity Aggressive Municipal Fund (Fidelity Aggressive), a fund of Fidelity Municipal Trust, in exchange solely for shares of beneficial interest of Fidelity Aggressive and the assumption by Fidelity Aggressive of Spartan Aggressive's liabilities. The number of shares to be issued in the proposed Reorganization will be based upon the relative net asset values of the funds at the time of the exchange. As provided in the Agreement, Spartan Aggressive will distribute shares of Fidelity Aggressive to its shareholders so that each shareholder receives the number of full and fractional shares of Fidelity Aggressive equal in value to the aggregate net asset value of the shares of Spartan Aggressive held by such shareholder on July 31, 1997, or such other date as the parties may agree (the Closing Date).
 Fidelity Aggressive, a municipal bond fund, is a diversified fund of Fidelity Municipal Trust, an open-end management investment company organized as a Massachusetts business trust on June 22, 1984. Fidelity Aggressive's investment objective is to seek to provide a high current income, exempt from federal income tax. Fidelity Aggressive seeks to achieve its investment objective by investing primarily in investment-grade municipal securities.
    This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Fidelity Aggressive that a shareholder should know before voting on the proposed Reorganization.
 This Proxy Statement is accompanied by the Prospectus of Fidelity
Aggressive (dated February 28, 1997) as supplemented on    April     1,
1997, which is incorporated herein by reference and should be retained for future reference. These documents set forth concisely the information about the Reorganization, Spartan Aggressive, and Fidelity Aggressive that a shareholder should know before voting on the proposed Reorganization. A Prospectus and Statement of Additional Information for Spartan Aggressive, both dated October 18, 1996, a supplement to Spartan Aggressive's
Prospectus dated    April 1    8, 1997 and a Statement of Additional
Information for Fidelity Aggressive dated February 28, 1997, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-8888.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
Voting Information
Synopsis
   Comparison of Other Policies of the Funds
Comparison of Principal Risk Factors
The Proposed Transaction
Additional Information About Fidelity Aggressive Municipal Fund
Miscellaneous
Exhibit 1. Form of Agreement and Plan of Reorganization

SPARTAN AGGRESSIVE MUNICIPAL FUND
(A FUND OF FIDELITY UNION STREET TRUST)
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY UNION STREET TRUST:
SPARTAN AGGRESSIVE MUNICIPAL FUND
TO BE HELD ON JULY 16, 1997
VOTING INFORMATION
 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Union Street Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan Aggressive Municipal Fund (Spartan Aggressive) and at any adjournments thereof (the Meeting), to be held on Wednesday, July 16, 1997 at 2:15 p.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), Spartan Aggressive's investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about May 19, 1997. Supplementary
solicitations may be made by mail, telephone, telegraph,    facsimil    e
or by personal interview by representatives of the trust. In addition, D.F.
King & Co.    and/or Management Information Services Corp    . may be paid
on a per-call basis to solicit shareholders on behalf of Spartan Aggressive at an anticipated cost of approximately $6,500. The expenses in connection with preparing this Proxy Statement and its enclosures and of all
solicitations will be borne by FMR.    For Fidelity Aggressive, the
expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund, provided that they do not exceed the fund's 0.55% expense cap in effect since April 1,
1997. Expenses exceeding the 0.55% expense cap will be paid by FMR.     FMR
will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters
specified on the proxy card. Only proxies    that are     voted will be
counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 Spartan Aggressive may also    arrange t    o have votes recorded by
telephone. D.F. Kin   g & Co.     may be paid on a per-call basis for
vote-by-phone solicitations on behalf of Spartan Aggressive at an
anticipated cost of approximately $6,500.    The expenses in connection
with telephone voting will be borne by FMR.     If the Fund records votes
by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on items in this Proxy Statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 On January 31, 1997 there were 74,515,941 shares of Fidelity Aggressive Municipal Fund (Fidelity Aggressive) issued and outstanding.
 On January 31, 1997 there were 8,856,483 shares of Spartan Aggressive issued and outstanding. Shareholders of record of Spartan Aggressive at the close of business on May 19, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar value of net asset value held on that date.
 As of January 31, 1997, the Trustees and officers of Spartan Aggressive and Fidelity Aggressive (together the Funds and each individually a Fund) owned, in the aggregate, less than 1% of each Fund's total outstanding shares.
 To the knowledge of Fidelity Union Street Trust, substantial (5% or more) record ownership of Spartan Aggressive as of January 31, 1997 was as follows: National Financial Services Corp., New York, New York 10281, 2,411,165 shares (27.26%), and Fidelity Management Trust Company, Boston, MA 02109, 597,885 (6.76%). To the knowledge of Fidelity Union Street Trust, no other shareholder owned record or beneficially more than 5% of the outstanding shares of Spartan Aggressive on that date. To the knowledge of Fidelity Municipal Trust, substantial (5% or more) record ownership of Fidelity Aggressive as of January 31, 1997 was as follows: National Financial Services Corp., New York, New York 10281, 9,390,134 shares (12.64%). To the knowledge of Fidelity Municipal Trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of Fidelity Aggressive on that date.
VOTE REQUIRED: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION (THE AGREEMENT) REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF SPARTAN AGGRESSIVE. UNDER THE INVESTMENT COMPANY ACT
OF 1940 (THE 1940 ACT),    THE VOTE OF     A "MAJORITY OF THE OUTSTANDING
VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
SYNOPSIS
 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of Spartan Aggressive and Fidelity Aggressive, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Fidelity Aggressive carefully for more complete information.
 The proposed reorganization (the Reorganization) would merge Spartan Aggressive into Fidelity Aggressive, a larger municipal bond fund also managed by FMR. If the Reorganization is approved, Spartan Aggressive will cease to exist and current shareholders will become shareholders of Fidelity Aggressive instead. However, FMR anticipates that the combined fund would adopt the name "Spartan Aggressive Municipal Fund" upon approval
of the    Reorganization.
 The Funds have the same investment objectives and policies and are currently managed by the same portfolio manager. Although Spartan Aggressive has performed slightly better than Fidelity Aggressive (see page ), in FMR's opinion this was attributable to Fund size, cash flows and historical differences in each Fund's investment holdings and policies. The Funds formerly had different minimum investments, service features and transaction fees. However, the Trustees have approved eliminating these differences effective April 1, 1997.
 The principal remaining difference between the Funds is the contractual structure of the Funds' expenses. Spartan Aggressive pays an "all-inclusive" management fee to FMR, which covers substantially all fund expenses. FMR has voluntarily agreed to reduce Spartan Aggressive's all-inclusive management fee rate by 0.05%, from 0.60% to 0.55% of the fund's average net assets per year. Fidelity Aggressive, by contrast, pays its management fees and other expenses separately. FMR has voluntarily agreed to reduce Fidelity Aggressive's management fee rate by 0.05%, from 0.45% to 0.40%, and to reimburse the Fund to the extent that total
operating expenses exceed 0.55%. If the    Reorganization     is approved,
FMR has agreed to limit the merged Fund's expenses to 0.53% of average net assets per year through December 31, 1999 (excluding interest, taxes, brokerage commissions and extraordinary expenses). After that date, the Fund's expenses could increase.
 In sum, the merger would provide Spartan Aggressive shareholders with the opportunity to participate in a larger fund with expenses guaranteed to be lower than Spartan Aggressive's for a period of more than two years. The Board of Trustees believes that the Reorganization would benefit the Fund's shareholders and recommends that shareholders vote in favor of the proposal.
THE PROPOSED REORGANIZATION
 Shareholders of Spartan Aggressive will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provides for the acquisition by Fidelity Aggressive of all of the assets of Spartan Aggressive in exchange solely for shares of Fidelity Aggressive and the assumption by Fidelity Aggressive of the liabilities of Spartan Aggressive. Spartan Aggressive will then distribute the shares of Fidelity Aggressive to its shareholders, so that each shareholder will receive the number of full and fractional shares of Fidelity Aggressive equal in value to the aggregate net asset value of the shareholder's shares of Spartan Aggressive on the Closing Date (defined below). The exchange of Spartan Aggressive's assets for Fidelity Aggressive's shares will occur as of 4:00 p.m. Eastern time on July 31, 1997, or such other time and date as the parties may agree (the Closing Date). Spartan Aggressive will then be liquidated as soon as practicable thereafter.
 The Funds will receive an opinion of counsel that, except with respect to
Section 1256 contracts, the Reorganization will not result in any gain or loss for Federal income tax purposes either to Spartan Aggressive or Fidelity Aggressive or to the shareholders of either Fund. The rights and privileges of the former shareholders of Spartan Aggressive will be effectively unchanged by the Reorganization.
COMPARATIVE FEE TABLES
 Each Fund pays a management fee to FMR for managing its investments and business affairs which is calculated and paid to FMR every month.
 Spartan Aggressive pays FMR a management fee at an annual rate of 0.60% of its average net assets. Effective March 1, 1997, FMR agreed to voluntarily reduce Spartan Aggressive's all-inclusive management fee rate by 0.05%, from 0.60% to 0.55% of the fund's average net assets per year. FMR not only provides the Fund with investment advisory and research services, but also pays all of the Fund's expenses, with the exception of fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR; interest on borrowings; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which the Fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation. The management fee that the Fund pays FMR is reduced by an amount equal to the fees and expenses paid by the Fund to the non-interested Trustees.
 In contrast, Fidelity Aggressive pays its management fees and other expenses separately. Fidelity Aggressive's management fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the Fund's average net assets. The group fee rate is based on the average net assets of all mutual funds advised by FMR. In addition to the management fee payable by the Fund, Fidelity Aggressive also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the 12 months ended December 31, 1996, the total management fee rate and total operating expenses for Fidelity Aggressive were 0.45% and 0.63%, respectively. Effective March 1, 1997 and April 1, 1997, respectively, FMR has voluntarily agreed to reduce its management fee by 0.05% and to limit the fund's total operating expenses to the extent they exceed 0.55%.
 Fidelity also reserves the right to deduct an annual maintenance fee of $12.00 from accounts in each Fund with a value of less than $2,500. Each Fund also imposes a redemption fee equal to 1.00% of the amount redeemed on shares held less than 180 days. The redemption fee is payable to the Fund to help offset the costs associated with short-term trading. The redemption fee will be eliminated subsequent to the closing of the Reorganization; however, the Fund reserves the right to reinstate the redemption fee if it believes it is appropriate.
 If the Reorganization is approved, the combined fund will retain Fidelity Aggressive's expense structure, requiring payment of a management fee and other operating expenses. FMR has agreed to limit the combined fund's
expense ratio to 0.53% of its average net assets    through D    ecember
31, 1999 (excluding interest, taxes, brokerage commissions and extraordinary expenses). This expense limitation would result in a 0.02% lower total operating expense ratio for Spartan Aggressive shareholders beginning on the first business day after the effective date of the Reorganization. After December 31, 1999, the fund's expenses could increase. If the proposed Reorganization is not approved, both Spartan Aggressive and Fidelity Aggressive will maintain their current fee structures. For more information about the Funds' fees, refer to their Prospectuses.
 Under Spartan Aggressive's all-inclusive management fee arrangement, Spartan Aggressive shareholders currently have the right to vote on any expense increases over 0.60%. Shareholders of the combined fund would also have the right to vote on any increases in FMR's management fee; however, because the management fee would not be all-inclusive, shareholders would not have the right to vote on all types of expense increases.
 The following table shows the current fees and expenses of Spartan Aggressive and Fidelity Aggressive for the 12 months ended December 31, 1996, adjusted to reflect current fees, and pro forma fees for the combined fund based on the same period after giving effect to the Reorganization,
including the effect of FMR's    guaranteed     expense limitation to 0.53%
through December 31, 1999.
ANNUAL FUND OPERATING EXPENSES
    Annual fund operating expenses are paid out of each Fund's assets. Expenses are factored into the Fund's share price or dividends and are not charged directly to shareholder accounts. The following are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets.
                                                           PRO FORMA
                               SPARTAN       FIDELITY      EXPENSES
                               AGGRESSIVE1   AGGRESSIVE2   COMBINED
                                                           FUND3

Management Fees                0.55%         0.37%         0.35%
   (after reimbursement)

Other Expenses                 0.00%         0.18%         0.18%

Total Fund Operating           0.55%         0.55%         0.53%
Expenses
   (after reimbursement)

1 Effective March 1, 1997, FMR voluntarily agreed to reduce the all-inclusive rate from 0.60% to 0.55% of the fund's average net assets. If this agreement were not in effect, the management fee, other expenses and total fund operating expenses would have been 0.60%, 0.00%, and 0.60%, respectively.
2 FMR voluntarily agreed to implement a management fee reduction of 0.05%, effective March 1, 1997, and to reimburse the Fund to the extent that total operating expenses exceed 0.55%, effective April 1, 1997. If these agreements were not in effect, the management fee, other expenses and total fund operating expenses, as a percentage of average net assets would have been 0.45%, 0.18%, and 0.63%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
3 FMR has agreed to limit the combined fund's    total     operating
expenses to 0.53% of its average net assets through December 31, 1999.
   If this agreement were not in effect, the management fee, other expenses, and total fund operating expenses would have been 0.37%, 0.18% and 0.55%, respectively.
EXAMPLES OF EFFECT OF FUND EXPENSES
 The following table illustrates the expenses on a hypothetical $1,000 investment in each Fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return.

                AFTER    AFTER     AFTER     AFTER 10
                1 YEAR   3 YEARS   5 YEARS   YEARS

Spartan         $6       $18       $31       $69
Aggressive

Fidelity        $6       $18       $31       $69
Aggressive

Combined Fund   $5       $17       $30       $69

 This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.
FORMS OF ORGANIZATION
 Spartan Aggressive is a non-diversified fund of Fidelity Union Street Trust, an open-end management investment company organized as a Massachusetts business trust on March 1, 1974. Fidelity Aggressive is a diversified fund of Fidelity Municipal Trust, an open-end management investment company organized as a Massachusetts business trust on June 22, 1984. Both trusts are authorized to issue an unlimited number of shares of beneficial interest. Because Spartan Aggressive and Fidelity Aggressive are series of Massachusetts business trusts, organized under substantially similar Declarations of Trust, the rights of the security holders of Spartan Aggressive under state law and the governing documents are expected to remain unchanged after the Reorganization. For more information regarding shareholder rights, refer to the section of the Funds' Statements of Additional Information called "Description of the Trust."
INVESTMENT OBJECTIVES AND POLICIES
 The Funds have similar investment objectives and policies in that both seek high current income free from federal income tax by investing primarily in investment-grade municipal securities. Each Fund limits below-investment-grade securities to less than 35% of its assets, including up to 10% of its assets in defaulted securities. Spartan Aggressive and Fidelity Aggressive had 0.6% and 1.2% of their assets invested in defaulted securities as of February 28, 1997. Both Spartan Aggressive and Fidelity Aggressive had approximately 18% of their assets invested in lower-quality securities as of February 28, 1997. Although the Funds can invest in securities of any maturity, FMR seeks to manage the Funds so that they generally react to changes in interest rates similar to municipal bonds
with maturities between 8 and 18 years.    The Funds have identical
policies regarding the credit quality of their investments and the maturity
and interest rate sensitivity of their portfolios.     As of February 28,
1997, each Fund's dollar weighted average maturity was 14.6 years for Spartan Aggressive and 15.5 years for Fidelity Aggressive. Each Fund, as a matter of fundamental policy, will normally invest 80% of its assets in municipal securities whose interest is exempt from federal tax. Both Spartan Aggressive and Fidelity Aggressive may invest without limitation
in     securities subject to the federal alternative minimum tax.
 The investment objective of each Fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the Fund. There can be no assurance that either Fund will achieve its objective. With the exception of fundamental policies, investment policies of the Funds can be changed without shareholder approval. The differences between the Funds discussed
   above,     except as noted, could be changed without a vote of
shareholders.
PERFORMANCE COMPARISONS OF THE FUNDS
 The following table compares the Funds' annual total returns for the periods indicated, as well as each Fund's cumulative total return for the period from April 29, 1993 (commencement of operations of Spartan Aggressive) to February 28, 1997. Please note that total returns are based on past results and are not an indication of future performance.
      Annual Total Return                             Cumulative
      (periods ended February 28)                     Total Return


                                                       April 29, 1993
                      1994     1995    1996    1997    to
                                                       February 28,
                                                       1997

Spartan Aggressive1   7.89%*   0.69%   11.36   5.26%   27.34%
                                       %

Fidelity Aggressive   7.05%*   0.65%   9.21%   4.58%   23.07%

* From April 29, 1993 to February 28, 1994 (unannualized)
1  Spartan returns do not include the effect of the $5.00 closeout fee.
 As the table above shows, Spartan Aggressive has provided its shareholders moderately better performance than that of Fidelity Aggressive. This differential in performance can be attributed to Fund size, cash flows and historical differences in each Fund's investment holdings and policies.
 The following graph shows the value of a hypothetical $10,000 investment in each Fund made on April 29, 1993, assuming all distributions are reinvested. The graph compares the cumulative returns of the Funds on a monthly basis from April 1993 through February 1997, and illustrates the relative volatility of their performance over shorter periods of time.

 Spartan Aggressive  Fidelity Aggressive
Row: 1, Col: 1, Value: 10000.0
Row: 1, Col: 2, Value: 10000.0
Row: 2, Col: 1, Value: 10011.84
Row: 2, Col: 2, Value: 10036.42
Row: 3, Col: 1, Value: 10123.62
Row: 3, Col: 2, Value: 10115.97
Row: 4, Col: 1, Value: 10304.72
Row: 4, Col: 2, Value: 10283.82
Row: 5, Col: 1, Value: 10327.87
Row: 5, Col: 2, Value: 10313.94
Row: 6, Col: 1, Value: 10563.88
Row: 6, Col: 2, Value: 10536.34
Row: 7, Col: 1, Value: 10737.12
Row: 7, Col: 2, Value: 10665.22
Row: 8, Col: 1, Value: 10760.83
Row: 8, Col: 2, Value: 10686.79
Row: 9, Col: 1, Value: 10669.01
Row: 9, Col: 2, Value: 10613.6
Row: 10, Col: 1, Value: 10908.93
Row: 10, Col: 2, Value: 10835.09
Row: 11, Col: 1, Value: 11034.71
Row: 11, Col: 2, Value: 10954.13
Row: 12, Col: 1, Value: 10789.46
Row: 12, Col: 2, Value: 10705.31
Row: 13, Col: 1, Value: 10265.34
Row: 13, Col: 2, Value: 10247.54
Row: 14, Col: 1, Value: 10339.72
Row: 14, Col: 2, Value: 10296.23
Row: 15, Col: 1, Value: 10426.28
Row: 15, Col: 2, Value: 10373.42
Row: 16, Col: 1, Value: 10380.99
Row: 16, Col: 2, Value: 10339.84
Row: 17, Col: 1, Value: 10574.75
Row: 17, Col: 2, Value: 10516.69
Row: 18, Col: 1, Value: 10628.69
Row: 18, Col: 2, Value: 10547.21
Row: 19, Col: 1, Value: 10476.57
Row: 19, Col: 2, Value: 10411.15
Row: 20, Col: 1, Value: 10270.89
Row: 20, Col: 2, Value: 10239.86
Row: 21, Col: 1, Value: 10008.39
Row: 21, Col: 2, Value: 9982.280000000001
Row: 22, Col: 1, Value: 10242.46
Row: 22, Col: 2, Value: 10204.67
Row: 23, Col: 1, Value: 10555.62
Row: 23, Col: 2, Value: 10502.24
Row: 24, Col: 1, Value: 10863.61
Row: 24, Col: 2, Value: 10775.25
Row: 25, Col: 1, Value: 10999.31
Row: 25, Col: 2, Value: 10788.61
Row: 26, Col: 1, Value: 11021.27
Row: 26, Col: 2, Value: 10806.63
Row: 27, Col: 1, Value: 11373.56
Row: 27, Col: 2, Value: 11115.56
Row: 28, Col: 1, Value: 11280.69
Row: 28, Col: 2, Value: 11026.06
Row: 29, Col: 1, Value: 11326.94
Row: 29, Col: 2, Value: 11094.43
Row: 30, Col: 1, Value: 11475.34
Row: 30, Col: 2, Value: 11211.94
Row: 31, Col: 1, Value: 11575.78
Row: 31, Col: 2, Value: 11297.22
Row: 32, Col: 1, Value: 11748.89
Row: 32, Col: 2, Value: 11433.22
Row: 33, Col: 1, Value: 11954.72
Row: 33, Col: 2, Value: 11626.95
Row: 34, Col: 1, Value: 12058.68
Row: 34, Col: 2, Value: 11724.06
Row: 35, Col: 1, Value: 12140.24
Row: 35, Col: 2, Value: 11802.84
Row: 36, Col: 1, Value: 12098.05
Row: 36, Col: 2, Value: 11767.84
Row: 37, Col: 1, Value: 11881.3
Row: 37, Col: 2, Value: 11522.17
Row: 38, Col: 1, Value: 11853.48
Row: 38, Col: 2, Value: 11487.11
Row: 39, Col: 1, Value: 11838.66
Row: 39, Col: 2, Value: 11475.15
Row: 40, Col: 1, Value: 11966.97
Row: 40, Col: 2, Value: 11605.79
Row: 41, Col: 1, Value: 12084.53
Row: 41, Col: 2, Value: 11696.92
Row: 42, Col: 1, Value: 12104.25
Row: 42, Col: 2, Value: 11725.21
Row: 43, Col: 1, Value: 12244.67
Row: 43, Col: 2, Value: 11836.07
Row: 44, Col: 1, Value: 12398.87
Row: 44, Col: 2, Value: 11969.92
Row: 45, Col: 1, Value: 12613.75
Row: 45, Col: 2, Value: 12176.26
Row: 46, Col: 1, Value: 12564.37
Row: 46, Col: 2, Value: 12141.08
Row: 47, Col: 1, Value: 12608.75
Row: 47, Col: 2, Value: 12190.36
Row: 48, Col: 1, Value: 12733.96
Row: 48, Col: 2, Value: 12307.1
$
$12,734
$
$12,307
$
$
$
4/93 10/93 5/94 12/94 7/95 2/96 9/96 2/97
COMPARISON OF OTHER POLICIES OF THE FUNDS
 DIVERSIFICATION. Spartan Aggressive differs from Fidelity Aggressive with respect to its policies on diversification. Unlike Fidelity Aggressive, Spartan Aggressive is a non-diversified fund. Generally, to meet federal tax requirements at the close of each quarter, Spartan Aggressive does not invest more than 25% of its total assets in the securities of any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in the securities of any one issuer. Fidelity Aggressive, as a matter of fundamental policy, may invest no more than 25% of its total assets in the securities of any one issuer, and with respect to 75% of total assets, may not invest more than 5% in any one issuer. Because Spartan Aggressive can invest a greater portion of its assets in securities of individual issuers than Fidelity Aggressive, changes in the market value of a single issuer could cause greater share-price fluctuation in Spartan Aggressive than would occur in a more diversified fund such as Fidelity Aggressive.
 OTHER INVESTMENT POLICIES. Each Fund may borrow from banks or other funds advised by FMR, or through reverse repurchase agreements. As a matter of fundamental policy, each Fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.
 FMR normally invests each Fund's assets according to its investment strategy and does not expect to invest in federally taxable obligations. However, each Fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes. Both Funds may also enter into when-issued and delayed delivery transactions, invest in asset-backed securities, variable and floating rate securities, municipal lease obligations, securities with put features, private entity securities, and illiquid and restricted securities. As stated above, for more information about the risks and restrictions associated with these policies, see each Fund's Prospectus, and for a more detailed discussion of the Funds' investments, see their Statements of Additional Information, which are incorporated herein by reference.
OPERATIONS OF FIDELITY AGGRESSIVE FOLLOWING THE REORGANIZATION
 FMR does not expect Fidelity Aggressive to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the Fund's management or to agents that provide the Fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Fidelity Aggressive in their current capacities. The Funds currently have the same portfolio manager who is expected to continue to be responsible for Fidelity Aggressive's portfolio management after the Reorganization.
 All of the current investments of Spartan Aggressive are permissible investments for Fidelity Aggressive. In the event that the sale of either portfolio's assets becomes necessary after the effective date of the Reorganization, any transaction costs associated with such adjustments will be borne by Fidelity Aggressive.
PURCHASES AND REDEMPTIONS
 The purchase and redemption policies for both Funds are identical.
 Each Fund's share price, or net asset value per share (NAV), is calculated every business day. Shares of both Funds are sold without a sales charge. Shares are purchased at the next share price calculated after an investment is received and accepted. Share price is normally calculated at 4:00 p.m. Eastern time. Refer to a Fund's Prospectus for more information regarding how to buy shares.
 Shares of both Funds may be redeemed on any business day at their NAV. Shares of both Funds are redeemed at the next share price calculated after an order is received and accepted, normally 4:00 p.m. Eastern time. Each Fund imposes a 1.00% redemption fee on shares held less than 180 days that, if applicable, is deducted from the amount redeemed.
 On January 20, 1997, Spartan Aggressive was closed to all new and subsequent purchases with the exception of reinvestment of dividends or other distributions pending the Reorganization. Shareholders may redeem shares through the Closing Date. If the Reorganization is approved, the purchase policies of the surviving fund will remain unchanged. The 1.00% redemption fee on shares held less than 180 days will be eliminated subsequent to the closing of the Reorganization; however, the Fund reserves the right to reinstate the redemption fee if it believes it is appropriate. EXCHANGES
 The exchange privilege currently offered by both Funds is the same and is not expected to change after the Reorganization. Shareholders of the Funds may exchange their shares of a Fund for shares of any other Fidelity fund available in a shareholder's state. Exchanges are subject to a 1.00% redemption fee on shares held less than 180 days, as described above in the "Purchases and Redemptions" section. If the Reorganization is approved, the redemption fee will be eliminated; however, the Fund reserves the right to reinstate the redemption fee if it believes it is appropriate.
DIVIDENDS AND OTHER DISTRIBUTIONS
 Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each Fund declares dividends daily and pays them monthly. Spartan Aggressive normally distributes capital gains in October and December whereas Fidelity Aggressive normally distributes capital gains in February and December. On or before the Closing Date, Spartan Aggressive will declare one or more dividends or distributions which, together with all such previous dividends and distributions attributable to its current taxable year, will have the effect of distributing substantially all of its investment company taxable income and net realized capital gain, if any, in order to maintain its tax status as a regulated investment company.
 Spartan Aggressive will be required to recognize gain or loss on Section 1256 contracts held by the Fund on the last day of its taxable year which typically is August 31. If the Reorganization is approved, gains or losses of Section 1256 contracts held on the Closing Date will be recognized on the Closing Date.
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION
 Each Fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368 (a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, except with respect to Section 1256 contracts, no gain or loss will be recognized to the Funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.
 Spartan Aggressive and Fidelity Aggressive have capital loss carryforwards
for federal tax purposes of    $1,845,000 and $19,155,000     as of August
31, 1996 and December 31, 1996, respectively. Under current federal tax law, Fidelity Aggressive may be limited to using only a portion, if any, of the capital loss carryforward transferred by Spartan Aggressive at the time of the Reorganization. There is no assurance that Fidelity Aggressive will be able to realize sufficient capital gains to use its capital loss carryforward as well as a portion, if any, of Spartan Aggressive's capital loss carryforward, before they expire. The capital loss carryforward attributable to Spartan Aggressive will expire between December 31, 2002 and December 31, 2003. The capital loss carryforward attributable to Fidelity Aggressive will expire between December 31, 2002 and December 31, 2004.
COMPARISON OF PRINCIPAL RISK FACTORS
 Both Funds are subject to the risks normally associated with bond funds. As described more fully below, the Funds have similar investment objectives, policies, and permissible investments.
 INVESTMENT STRATEGY. Each Fund has the capability of investing up to 35% of its assets in below-investment-grade securities. Although these securities may provide the potential for significant price appreciation, it is important to note that they are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or such securities may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.
 DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. Diversification may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry. As described above, Spartan Aggressive has the flexibility to invest in fewer issuers than Fidelity Aggressive because it is a non-diversified fund, but may be subject to greater share price fluctuation.
THE PROPOSED TRANSACTION
TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN AGGRESSIVE MUNICIPAL FUND AND FIDELITY AGGRESSIVE MUNICIPAL FUND. REORGANIZATION PLAN
 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as
Exhibit I to this Proxy Statement.
 The Agreement contemplates (a) Fidelity Aggressive acquiring as of the Closing Date all of the assets of Spartan Aggressive in exchange solely for shares of Fidelity Aggressive and the assumption by Fidelity Aggressive of Spartan Aggressive's liabilities; and (b) the distribution of shares of Fidelity Aggressive to the shareholders of Spartan Aggressive as provided for in the Agreement.
 The assets of Spartan Aggressive to be acquired by Fidelity Aggressive include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, chooses in action, and other property owned by Spartan Aggressive, and any deferred or prepaid expenses shown as an asset on the books of Spartan Aggressive on the Closing Date. Fidelity Aggressive will assume from Spartan Aggressive all liabilities, debts, obligations, and duties of Spartan Aggressive of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Spartan Aggressive will use its best efforts, to the extent practicable, to discharge all of its known
liabilities prior to the Closing Dat   e, other than liabilities incurred
in the ordinary course of business.     Fidelity Aggressive also will
deliver to Spartan Aggressive the number of full and fractional shares of Fidelity Aggressive having an aggregate net asset value equal to the value of the assets of Spartan Aggressive less the liabilities of Spartan Aggressive as of the Closing Date. Spartan Aggressive shall then distribute the Fidelity Aggressive shares PRO RATA to its shareholders.
 The value of Spartan Aggressive's assets to be acquired by Fidelity Aggressive and the amount of its liabilities to be assumed by Fidelity Aggressive will be determined as of the close of business (4:00 p.m. Eastern time) of Spartan Aggressive on the Closing Date, using the valuation procedures set forth in Spartan Aggressive's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Fidelity Aggressive will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.
 As of the Closing Date, Spartan Aggressive will distribute to its shareholders of record the shares of Fidelity Aggressive it received, so that each Spartan Aggressive shareholder will receive the number of full and fractional shares of Fidelity Aggressive equal in value to the aggregate net asset value of shares of Spartan Aggressive held by such shareholder on the Closing Date; Spartan Aggressive will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Fidelity Aggressive in the names of the Spartan Aggressive shareholders and by transferring thereto shares of Fidelity Aggressive. Each Spartan Aggressive shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Fidelity Aggressive due that shareholder. Fidelity Aggressive shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former Spartan Aggressive shareholder will own shares of Fidelity Aggressive equal to the aggregate net asset value of that shareholder's shares of Spartan Aggressive immediately prior to the Reorganization. The net asset value per share of Fidelity Aggressive will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of shares of Fidelity Aggressive in a name other than that of the registered holder of the shares on the books of Spartan Aggressive as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Spartan Aggressive is and will continue to be its responsibility up to and including the Closing Date and such later date on which Spartan Aggressive is liquidated.
 Pursuant to its management contract with Spartan Aggressive and its all-inclusive management fee, FMR will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. However, there may be some transaction costs associated with portfolio adjustments to Spartan Aggressive and Fidelity
Aggressive due to the the Reorganization    prior to the Closing Date
which will be borne by Spartan Aggressive and Fidelity Aggressive,
respectively.    Any transaction costs associated with portfolio
adjustments to Spartan Aggressive and Fidelity Aggressive due to the Reorganization which occur after the Closing Date will be borne by Fidelity
Aggressive    . In addition, there may be some additional merger-related costs attributable to Fidelity Aggressive which will be borne by Fidelity Aggressive. The Funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting. REASONS FOR THE REORGANIZATION
 The Boards of Trustees (the Boards) of both Funds have determined that the Reorganization is in the best interests of the shareholders of both Funds and that the Reorganization will not result in a dilution of the interests of shareholders of both Funds.
 In considering the Reorganization, the Boards considered a number of factors, including the following:
 (1) the compatibility of the Funds' investment objectives and policies;
 (2) the historical performance of the Funds;
 (3) the relative expense ratios of the Funds;
 (4) the costs to be incurred by each Fund as a result of the
Reorganization;
 (5) the tax consequences of the Reorganization;
 (6) the relative size of the Funds;
 (7) the elimination of duplicative funds;
 (8) the impact of changes to the municipal bond product line on the Funds and their shareholders; and
 (9) the benefit to FMR.
 FMR recommended the Reorganization to the Boards at a meeting of the Boards on November 14, 1996. In recommending the Reorganization, FMR also advised the Boards that the Funds have identical investment objectives, policies, and permissible investments. In particular, at that time FMR informed the Boards that the Funds differ primarily with respect to their expense structures.
 The Boards also considered that former shareholders of Spartan Aggressive will receive shares of Fidelity Aggressive equal to the value of their shares of Spartan Aggressive. In addition, the Funds will receive an opinion of counsel that, except with respect to Section 1256 contracts, the Reorganization will not result in any gain or loss for Federal income tax purposes either to Spartan Aggressive or Fidelity Aggressive or to the shareholders of either Fund.
 Furthermore, on November 14, 1996, the Boards considered that combining the Funds would result in an immediate benefit to shareholders by lowering expenses, as a percentage of net assets, by 0.02% for shareholders of Spartan Aggressive and approximately 0.05% for shareholders of Fidelity Aggressive, following the effective date of the Reorganization. Subsequently, FMR informed the Boards that effective April 1, 1997, it would voluntarily agree to limit Fidelity Aggressive's total operating expenses to the extent that they exceeded 0.55% of average net assets and that effective March 1, 1997 it would voluntarily limit Spartan Aggressive's all-inclusive management fee rate to 0.55% of average net assets. FMR also represented to the Boards that it would guarantee an expense ratio of 0.53% for the surviving fund (excluding interest, taxes,
brokerage commissions and extraordinary expenses)    through December 31,
1999,     resulting in a 0.02% savings to shareholders of both Spartan
Aggressive and Fidelity Aggressive, if the Reorganization is approved. FMR informed the Boards that it would pay all of Spartan Aggressive's expenses associated with the Reorganization, including professional fees and the
costs of proxy solicitation. The Boards were informed    that any expenses
associated with the Reorganization, including professional fees and the
costs of proxy solicitation     directly attributable to Fidelity
Aggressive would be borne by Fidelity Aggressive, provided that they do not exceed the fund's 0.55% expense cap. FMR further informed the Boards that although the Funds would bear any costs (as described above) associated with portfolio adjustments resulting from the Reorganization, FMR believed that such costs would be minimal and would be counterbalanced by the reduction in the expense ratio for both Funds.
 Finally, the Boards considered the proposed Reorganization in the context of a general goal of reducing the number of duplicative funds managed by FMR. While the reduction of duplicative funds and funds with lower assets potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.
DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Fidelity Municipal Trust (the trust) is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Fidelity Aggressive is one of seven funds of the trust. Each share of Fidelity Aggressive represents an equal proportionate interest with each other share of the Fund, and each such share of Fidelity Aggressive is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the Fund is entitled to one vote for each dollar value of net asset value of the Fund that shareholder owns. Shares of Fidelity Aggressive have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the Fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."
 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.
FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of Spartan Aggressive's assets for Fidelity Aggressive's shares and the assumption of the liabilities of Spartan Aggressive by Fidelity Aggressive is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating Funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Spartan Aggressive and Fidelity Aggressive, substantially to the effect that:
 (i) The acquisition by Fidelity Aggressive of all of the assets of Spartan Aggressive solely in exchange for Fidelity Aggressive shares and the assumption by Fidelity Aggressive of Spartan Aggressive's liabilities, followed by the distribution by Spartan Aggressive of Fidelity Aggressive shares to the shareholders of Spartan Aggressive pursuant to the liquidation of Spartan Aggressive and constructively in exchange for their Spartan Aggressive shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Spartan Aggressive and Fidelity Aggressive will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Spartan Aggressive upon the transfer of all of its assets to Fidelity Aggressive in exchange solely for Fidelity Aggressive shares and Fidelity Aggressive's assumption of Spartan Aggressive's liabilities, followed by Spartan Aggressive's subsequent distribution of those shares to shareholders in liquidation of Spartan Aggressive;
 (iii) No gain or loss will be recognized by Fidelity Aggressive upon the receipt of the assets of Spartan Aggressive in exchange solely for Fidelity Aggressive shares and its assumption of Spartan Aggressive's liabilities;
 (iv) The shareholders of Spartan Aggressive will recognize no gain or loss upon the exchange of their Spartan Aggressive shares solely for Fidelity Aggressive shares;
 (v) The basis of Spartan Aggressive's assets in the hands of Fidelity Aggressive will be the same as the basis of those assets in the hands of Spartan Aggressive immediately prior to the Reorganization, and the holding period of those assets in the hands of Fidelity Aggressive will include the holding period of those assets in the hands of Spartan Aggressive;
 (vi) The basis of Spartan Aggressive shareholders in Fidelity Aggressive shares will be the same as their basis in Spartan Aggressive shares to be surrendered in exchange therefor; and
 (vii) The holding period of the Fidelity Aggressive shares to be received by the Spartan Aggressive shareholders will include the period during which the Spartan Aggressive shares to be surrendered in exchange therefor were held, provided such Spartan Aggressive shares were held as capital assets by those shareholders on the date of the Reorganization.
 Shareholders of Spartan Aggressive should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
CAPITALIZATION
 The following tables show the capitalization of the Funds as of December 31, 1996 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.
                   Spartan         Fidelity         Pro Forma
                   Aggressive      Aggressive       Combined
                                                    Fund

Net Assets          $ 92,214,911    $ 852,015,443    $ 944,230,354

Net Asset Value     $ 10.09         $ 11.36          $ 11.36
Per Share

Shares               9,143,289       74,996,590       83,114,100
Outstanding

CONCLUSION
 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Boards at a meeting held on November 14, 1996. The Boards of Trustees of Fidelity Union Street Trust and Fidelity Municipal Trust determined that the proposed Reorganization is in the best interests of shareholders of each Fund and that the interests of existing shareholders of Spartan Aggressive and Fidelity Aggressive would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Spartan Aggressive will continue to engage in business as a fund of a registered investment company and the Board of Fidelity Union Street Trust will consider other proposals for the reorganization or liquidation of the Fund.
ADDITIONAL INFORMATION ABOUT FIDELITY AGGRESSIVE MUNICIPAL FUND
FINANCIAL HIGHLIGHTS
SELECTED PER-SHARE DATA


1.Years ended       1996      1995      1994      1993B     1992      1991      1990      1989      1988      1987
December 31

2.Net asset         $ 11.6    $ 10.8    $ 12.3    $ 11.8    $ 11.8    $ 11.4    $ 11.4    $ 11.3    $ 10.8    $ 11.5
value, beginning    70        10        30        80        00        30        90        30        20        60
of period

3.Income from        .699      .709      .770      .783      .834      .863      .886      .881      .894      .902
Investment
Operations
 Net interest
income

4. Net realized      (.307)    .858      (1.473    .788      .208      .429      (.060)    .160      .510      (.740)
and                                     )
 unrealized gain
(loss)

5. Total from         .392     1.567     (.703)    1.571     1.042     1.292     .826      1.041     1.404     .162
investment
 operations

6.Less               (.699)    (.709)    (.770)    (.783)    (.834)    (.863)    (.886)    (.881)    (.894)    (.902)
Distributions
 From net
interest income

7. In excess of      (.004)    --        --        --        --        --        --        --        --        --
net interest        D
 income

8. From net          --        --        (.050)    (.340)    (.130)    (.060)    --        --        --        --
realized gain

9. Total             (.703)    (.709)    (.820)    (1.12     (.964)    (.923)    (.886)    (.881)    (.894)    (.902)
distributions                                     3)

10.Redemption        .001      .002      .003      .002      .002      .001      --        --        --        --
fees added to
paid in capital

11.Net asset        $ 11.3    $ 11.6    $ 10.8    $ 12.3    $ 11.8    $ 11.8    $ 11.4    $ 11.4    $ 11.3    $ 10.8
value, end          60        70        10        30        80        00        30        90        30        20
of period

12.Total returnA     3.56%     14.89     (5.82)    13.63     9.17      11.77     7.48      9.50      13.40     1.42%
                              %         %         %         %         %         %         %         %



13.RATIOS AND SUPPLEMENTAL DATA

14.Net assets,                    $ 852    $ 910   $ 796    $ 952   $ 762   $ 654   $ 551   $ 546   $ 456    $ 353
end of period (In
millions)

15.Ratio of                        .63%     .64%    .63%     .64%    .64%    .69%    .66%    .69%    .73%     .74%C
expenses to
average net
assets

16.Ratio of net                    6.14%    6.24    6.69%    6.37    7.01    7.46    7.79    7.68    7.98%    8.06%
interest income to                         %                %       %       %       %       %
average net
assets

17.Portfolio                       35%      39%     40%      54%     43%     30%     46%     46%     46%      68%
turnover rate


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
MISCELLANEOUS
AVAILABLE INFORMATION. Fidelity Municipal Trust and Fidelity Union Street Trust are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the Commission. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, N.Y. 10048. Copies of such material can also be obtained from the Public Reference Branch Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.
LEGAL MATTERS. Certain legal matters in connection with the issuance of Fidelity Aggressive's shares will be passed upon by Kirkpatrick & Lockhart LLP, counsel to the trusts.
EXPERTS. The audited financial statements of Fidelity Aggressive, incorporated by reference into the Statement of Additional Information, have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ended December 31, 1996. The audited financial statements of Spartan Aggressive, incorporated by reference into the Statement of Additional Information, have been audited by Coopers & Lybrand L.L.P., whose report thereon is included in the Annual Report to Shareholders for the fiscal year ended August 31, 1996. The financial statements audited by Coopers & Lybrand L.L.P. have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

EXHIBIT 1
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the 16th of May 1997, by and among Fidelity Union Street Trust, a Massachusetts business trust, on behalf of Spartan Aggressive Municipal Fund (Spartan Aggressive), a series of Fidelity Union Street Trust, and Fidelity Municipal Trust, a Massachusetts business trust, on behalf of Fidelity Aggressive Municipal Fund (Fidelity Aggressive), a series of Fidelity Municipal Trust. Fidelity Union Street Trust and Fidelity Municipal Trust may be referred to herein collectively as the "Trusts" or each individually as a "Trust." Fidelity Aggressive and Spartan Aggressive may be referred to herein collectively as the "Funds" or each individually as the "Fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Spartan Aggressive to Fidelity Aggressive solely in exchange for shares of beneficial interest in Fidelity Aggressive (the Fidelity Aggressive Shares) and the assumption by Fidelity Aggressive of Spartan Aggressive's liabilities; and (b) the constructive distribution of such shares by Spartan Aggressive PRO RATA to its shareholders in complete liquidation and termination of Spartan Aggressive in exchange for all of Spartan Aggressive's outstanding shares. Spartan Aggressive shall receive shares of Fidelity Aggressive having an aggregate net asset value equal to the value of the assets of Spartan
Aggressive on the Closing Date (as defined    in Section 6)    , which
Spartan Aggressive shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF SPARTAN AGGRESSIVE. Spartan Aggressive represents and warrants to and agrees with Fidelity Aggressive that:
 (a) Spartan Aggressive is a series of Fidelity Union Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity Union Street Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Spartan
Aggressive dated October 18, 1996, and a supplement dated    April 18,
199    7 to the Prospectus previously furnished to Fidelity Aggressive, did not and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan Aggressive, threatened against Spartan Aggressive which assert liability on the part of Spartan Aggressive. Spartan Aggressive knows of no facts which might form the basis for the institution of such proceedings;
 (e) Spartan Aggressive is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Spartan Aggressive, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan Aggressive is a party or by which Spartan Aggressive is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Spartan Aggressive is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan Aggressive at August 31, 1996, have been audited by Coopers & Lybrand L.L.P., independent accountants, and have been furnished to Fidelity Aggressive. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Spartan Aggressive has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of August 31, 1996 and those incurred in the ordinary course of Spartan Aggressive's business as an investment company since August 31, 1996;
 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Municipal Trust on Form N-14 relating to the shares of Fidelity Aggressive issuable hereunder and the proxy statement of Spartan Aggressive included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Spartan Aggressive (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Spartan Aggressive, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (i) All material contracts and commitments of Spartan Aggressive (other than this Agreement) will be terminated without liability to Spartan Aggressive prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);
 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan Aggressive of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (k) Spartan Aggressive has filed or will file all federal and state tax returns which, to the knowledge of Spartan Aggressive's officers, are required to be filed by Spartan Aggressive and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan Aggressive's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (l) Spartan Aggressive has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;
 (m) All of the issued and outstanding shares of Spartan Aggressive are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Spartan Aggressive will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Fidelity Aggressive in accordance with this Agreement;
 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Spartan Aggressive will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Spartan Aggressive to be transferred to Fidelity Aggressive pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Spartan Aggressive's portfolio securities and any such other assets as contemplated by this Agreement, Fidelity Aggressive will acquire Spartan Aggressive's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Fidelity Aggressive) and without any restrictions upon the transfer thereof; and
 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan Aggressive, and this Agreement constitutes a valid and binding obligation of Spartan Aggressive enforceable in accordance with its terms, subject to shareholder approval.
2. REPRESENTATIONS AND WARRANTIES OF FIDELITY AGGRESSIVE. Fidelity Aggressive represents and warrants to and agrees with Spartan Aggressive that:
 (a) Fidelity Aggressive is a series of Fidelity Municipal Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity Municipal Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Fidelity
Aggressive, dated February 28, 1997, and a supplement dated    April 1,
1997     to the Prospectus previously furnished to Spartan Aggressive did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity Aggressive, threatened against Fidelity Aggressive which assert liability on the part of Fidelity Aggressive. Fidelity Aggressive knows of no facts which might form the basis for the institution of such proceedings;
 (e) Fidelity Aggressive is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity Aggressive, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity Aggressive is a party or by which Fidelity Aggressive is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Fidelity Aggressive is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity Aggressive at December 31, 1996, have been audited by Coopers & Lybrand L.L.P., independent accountants, and have been furnished to Spartan Aggressive. Said Statements of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Fidelity Aggressive has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 1996 and those incurred in the ordinary course of Fidelity Aggressive's business as an investment company since December 31, 1996;
 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity Aggressive of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (i) Fidelity Aggressive has filed or will file all federal and state tax returns which, to the knowledge of Fidelity Aggressive's officers, are required to be filed by Fidelity Aggressive and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity Aggressive's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (j) Fidelity Aggressive has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on December 31, 1997;
 (k) As of the Closing Date, the shares of beneficial interest of Fidelity Aggressive to be issued to Spartan Aggressive will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Fidelity Aggressive, and no shareholder of Fidelity Aggressive will have any preemptive right of subscription or purchase in respect thereof;
 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity Aggressive, and this Agreement constitutes a valid and binding obligation of Fidelity Aggressive enforceable in accordance with its terms, subject to approval by the shareholders of Spartan Aggressive;
 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Fidelity Aggressive, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Fidelity Aggressive, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (n) The issuance of the Fidelity Aggressive Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
 (o) All of the issued and outstanding shares of beneficial interest of Fidelity Aggressive have been offered for sale and sold in conformity with the federal securities laws.
3. REORGANIZATION.
 (a) Subject to the requisite approval of the shareholders of Spartan Aggressive and to the other terms and conditions contained herein, Spartan Aggressive agrees to assign, sell, convey, transfer, and deliver to Fidelity Aggressive as of the Closing Date all of the assets of Spartan Aggressive of every kind and nature existing on the Closing Date. Fidelity Aggressive agrees in exchange therefor: (i) to assume all of Spartan Aggressive's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Spartan Aggressive the number of full and fractional shares of Fidelity Aggressive having an aggregate net asset value equal to the value of the assets of Spartan Aggressive transferred hereunder, less the value of the liabilities of Spartan Aggressive, determined as provided for under Section 4.
 (b) The assets of Spartan Aggressive to be acquired by Fidelity Aggressive shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, chooses in action, and other property owned by Spartan Aggressive, and any deferred or prepaid expenses shown as an asset on the books of Spartan Aggressive on the Closing Date. Spartan Aggressive will pay or cause to be paid to Fidelity Aggressive any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Fidelity Aggressive hereunder, and Fidelity Aggressive will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) The liabilities of Spartan Aggressive to be assumed by Fidelity Aggressive shall include (except as otherwise provided for herein) all of Spartan Aggressive's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Spartan Aggressive agrees to use its best efforts to discharge all of its
known liabilities prior to the Closing Date,    other than liabilities
incurred in the ordinary course of business.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), Spartan Aggressive will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Fidelity Aggressive Shares in exchange for such shareholders' shares of beneficial interest in Spartan Aggressive and Spartan Aggressive will be liquidated in accordance with Spartan Aggressive's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Fidelity Aggressive's share transfer books in the names of the Spartan Aggressive shareholders and transferring the Fidelity Aggressive Shares thereto. Each Spartan Aggressive shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Fidelity Aggressive Shares due that shareholder. All outstanding Spartan Aggressive shares, including any represented by certificates, shall simultaneously be canceled on Spartan Aggressive's share transfer records. Fidelity Aggressive shall not issue certificates representing the Fidelity Aggressive Shares in connection with the Reorganization.
 (e) Any reporting responsibility of Spartan Aggressive is and shall remain its responsibility up to and including the date on which it is terminated.
 (f) Any transfer taxes payable upon issuance of the Fidelity Aggressive Shares in a name other than that of the registered holder on Spartan Aggressive's books of the Spartan Aggressive shares constructively exchanged for the Fidelity Aggressive Shares shall be paid by the person to whom such Fidelity Aggressive Shares are to be issued, as a condition of such transfer.
4. VALUATION.
 (a) The Valuation Time shall be 4:00 p.m. Eastern time on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).
 (b) As of the Closing Date, Fidelity Aggressive will deliver to Spartan Aggressive the number of Fidelity Aggressive Shares having an aggregate net asset value equal to the value of the assets of Spartan Aggressive transferred hereunder less the liabilities of Spartan Aggressive, determined as provided in this Section 4.
 (c) The net asset value per share of the Fidelity Aggressive Shares to be delivered to Spartan Aggressive, the value of the assets of Spartan Aggressive transferred hereunder, and the value of the liabilities of Spartan Aggressive to be assumed hereunder shall in each case be determined as of the Valuation Time.
 (d) The net asset value per share of the Fidelity Aggressive Shares shall be computed in the manner set forth in the then-current Fidelity Aggressive Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Spartan Aggressive shall be computed in the manner set forth in the then-current Spartan Aggressive Prospectus and Statement of Additional Information.
 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Spartan Aggressive and Fidelity Aggressive.
5. FEES; EXPENSES.
 (a) Pursuant to Spartan Aggressive's all-inclusive management contract with Fidelity Management & Research Company (FMR), FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any merger-related expenses which may be attributable to Fidelity Aggressive will be borne by Fidelity Aggressive.
 (b) Each of Fidelity Aggressive and Spartan Aggressive represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
6. CLOSING DATE.
 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on July 31, 1997, or as of some other time, date, and place agreed to by Spartan Aggressive and Fidelity Aggressive (the Closing Date).
 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Spartan Aggressive and the net asset value of Fidelity Aggressive is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
7. SHAREHOLDER MEETING AND TERMINATION OF SPARTAN AGGRESSIVE.
 (a) Spartan Aggressive agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Aggressive as herein provided, adopting this Agreement, and authorizing the liquidation of Spartan Aggressive.
 (b) Spartan Aggressive agrees that as soon as reasonably practicable after distribution of the Fidelity Aggressive Shares, Spartan Aggressive shall be terminated as a series of Fidelity Union Street Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Spartan Aggressive shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO FIDELITY AGGRESSIVE'S OBLIGATIONS. The obligations of Fidelity Aggressive hereunder shall be subject to the following conditions:
 (a) That Spartan Aggressive furnishes to Fidelity Aggressive a statement, dated as of the Closing Date, signed by an officer of Fidelity Union Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan Aggressive made in this Agreement are true and correct in all material respects and that Spartan Aggressive has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That Spartan Aggressive furnishes Fidelity Aggressive with copies of the resolutions, certified by an officer of Fidelity Union Street Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Aggressive;
 (c) That, on or prior to the Closing Date, Spartan Aggressive will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Spartan Aggressive substantially all of Spartan Aggressive's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
 (d) That Spartan Aggressive shall deliver to Fidelity Aggressive at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Spartan Aggressive's behalf by its Treasurer or Assistant Treasurer;
 (e) That Spartan Aggressive's custodian shall deliver to Fidelity Aggressive a certificate identifying the assets of Spartan Aggressive held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Fidelity Aggressive; (ii) Spartan Aggressive's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (f) That Spartan Aggressive's transfer agent shall deliver to Fidelity Aggressive at the Closing a certificate setting forth the number of shares of Spartan Aggressive outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (g) That Spartan Aggressive calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Aggressive as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Spartan Aggressive;
 (h) That Spartan Aggressive delivers to Fidelity Aggressive a certificate of an officer of Fidelity Union Street Trust, dated as of the Closing Date, that there has been no material adverse change in Spartan Aggressive's financial position since August 31, 1996, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (i) That all of the issued and outstanding shares of beneficial interest of Spartan Aggressive shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Spartan Aggressive or its transfer agent by Fidelity Aggressive or its agents shall have revealed otherwise, Spartan Aggressive shall have taken all actions that in the opinion of Fidelity Aggressive are necessary to remedy any prior failure on the part of Spartan Aggressive to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO SPARTAN AGGRESSIVE'S OBLIGATIONS.
 (a) That Fidelity Aggressive shall have executed and delivered to Spartan Aggressive an Assumption of Liabilities, certified by an officer of Fidelity Municipal Trust, dated as of the Closing Date pursuant to which Fidelity Aggressive will assume all of the liabilities of Spartan Aggressive existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That Fidelity Aggressive furnishes to Spartan Aggressive a statement, dated as of the Closing Date, signed by an officer of Fidelity Municipal Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity Aggressive made in this Agreement are true and correct in all material respects, and Fidelity Aggressive has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That Spartan Aggressive shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Spartan Aggressive and Fidelity Aggressive, to the effect that the Fidelity Aggressive Shares are duly authorized and upon delivery to Spartan Aggressive as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Fidelity Aggressive (except as disclosed in Spartan Aggressive's Statement of Additional Information) and no shareholder of Fidelity Aggressive has any preemptive right of subscription or purchase in respect thereof.
10. CONDITIONS TO OBLIGATIONS OF FIDELITY AGGRESSIVE AND SPARTAN
AGGRESSIVE.
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Aggressive;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Fidelity Aggressive or Spartan Aggressive to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Fidelity Aggressive or Spartan Aggressive, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fidelity Aggressive and Spartan Aggressive, threatened by the Commission; and
 (f) That Fidelity Aggressive and Spartan Aggressive shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Fidelity Aggressive and Spartan Aggressive that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Spartan Aggressive and Fidelity Aggressive will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by Spartan Aggressive upon the transfer of all of its assets to Fidelity Aggressive in exchange solely for the Fidelity Aggressive Shares and the assumption of Spartan Aggressive's liabilities followed by the distribution of those Fidelity Aggressive Shares to the shareholders of Spartan Aggressive in liquidation of Spartan Aggressive;
  (iii) No gain or loss will be recognized by Fidelity Aggressive on the receipt of Spartan Aggressive's assets in exchange solely for the Fidelity Aggressive Shares and the assumption of Spartan Aggressive's liabilities;
  (iv) The basis of Spartan Aggressive's assets in the hands of Fidelity Aggressive will be the same as the basis of such assets in Spartan Aggressive's hands immediately prior to the Reorganization;
  (v) Fidelity Aggressive's holding period in the assets to be received from Spartan Aggressive will include Spartan Aggressive's holding period in such assets;
  (vi) A Spartan Aggressive shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Spartan Aggressive for the Fidelity Aggressive Shares in the Reorganization;
  (vii) A Spartan Aggressive shareholder's basis in the Fidelity Aggressive Shares to be received by him or her will be the same as his or her basis in the Spartan Aggressive shares exchanged therefor;
  (viii) A Spartan Aggressive shareholder's holding period for his or her Fidelity Aggressive Shares will include the holding period of Spartan Aggressive shares exchanged, provided that those Spartan Aggressive shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, each of Spartan Aggressive and Fidelity Aggressive may not waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF FIDELITY AGGRESSIVE AND SPARTAN AGGRESSIVE.
 (a) Fidelity Aggressive and Spartan Aggressive each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
 (b) Spartan Aggressive covenants that it is not acquiring the Fidelity Aggressive Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
 (c) Spartan Aggressive covenants that it will assist Fidelity Aggressive in obtaining such information as Fidelity Aggressive reasonably requests concerning the beneficial ownership of Spartan Aggressive's shares; and
 (d) Spartan Aggressive covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Spartan Aggressive will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER.
 Fidelity Aggressive and Spartan Aggressive may terminate this Agreement by mutual agreement. In addition, either Fidelity Aggressive or Spartan Aggressive may at its option terminate this Agreement at or prior to the Closing Date because:
 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
In the event of any such termination, there shall be no liability for damages on the part of Spartan Aggressive or Fidelity Aggressive, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Fidelity Aggressive or Spartan Aggressive; provided, however, that following the shareholders' meeting called by Spartan Aggressive pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Fidelity Aggressive Shares to be paid to Spartan Aggressive shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST.
 A copy of the Declaration of Trust of each Fund, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
    SIGNATURE LINES OMITTED



FAM-PXS-0597 CUSIP #316448703FUND #442
82 Devonshire St.
Boston, MA 02109

(registered trademark)


SPARTAN(registered trademark) AGGRESSIVE MUNICIPAL FUND
Dear Shareholder:
I am writing to let you know about an important proposal to merge Spartan Aggressive Municipal Fund into Fidelity Aggressive Municipal Fund, and to ask you to send in your vote. A shareholder meeting will be held in July, and votes submitted in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail. The Trustees of Spartan Aggressive recommend presenting to shareholders a proposal to merge the fund into Fidelity Aggressive. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the merger is in shareholders' best interest, however, the final decision is up to you.
Please take the time to read the enclosed materials and cast your vote on the proxy card promptly. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
SUMMARY OF THE PROPOSAL:
Fidelity is proposing the merger to shareholders because there no longer are any significant differences between Spartan Aggressive and Fidelity Aggressive. Effective April 1 of this year, Fidelity standardized some of the features of its Spartan and Fidelity municipal bond funds. Both sets of funds now offer the same low expenses historically offered by the Spartan funds.
(small solid bullet) The funds have the same investment objective and the same portfolio manager. Although their historical performance is slightly different, this is due mainly to differences in the specific securities held by each fund, rather than differences in their investment policies. (small solid bullet) Both Spartan Aggressive and Fidelity Aggressive have current expenses equal to 0.55% of the fund's average net assets.
(small solid bullet) The main difference between the funds is the structure of their contracts with Fidelity. Spartan Aggressive has an "all-inclusive" management fee which covers substantially all fund expenses. Fidelity Aggressive pays its management fees and other operating expenses separately.
(small solid bullet) If the merger is approved, the combined fund will retain Fidelity Aggressive's current expense structure while guaranteeing shareholders that the management fee and other expenses (other than interest, taxes, brokerage commissions, and extraordinary expenses) will not exceed 0.53% of its average net assets through December 31, 1999. This represents an expense reduction of 0.02% of the fund's average net assets per year. After December 31, 1999, the fund's expenses could increase. (small solid bullet) The merger will be a tax-free reorganization, for federal income tax purposes, with no gain or loss to you as a shareholder. If shareholders vote to approve the merger, the current Spartan Aggressive will cease to exist and you will automatically become a shareholder of the merged fund instead. The merged fund will then adopt the name Spartan Aggressive Municipal Fund and will continue to invest in municipal bonds in accordance with its objective.
The merger would give shareholders of Spartan Aggressive the opportunity to participate in a larger fund with an identical investment strategy and similar investment portfolio, with lower expenses guaranteed for a period of more than two years. The enclosed materials include a detailed description of the funds and the proposed merger.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
For your reference, we have also enclosed Fidelity Aggressive's annual report for the fiscal year ended December 31, 1996. If you have any questions before you vote, please call us at 1-800-544-8888. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund.
Sincerely,
Edward C. Johnson 3d
President
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY UNION STREET TRUST: SPARTAN AGGRESSIVE MUNICIPAL FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Union Street Trust: Spartan Aggressive Municipal Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 2:15 p.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
SAM-PXC-0597    [cusip # 316448703/fund#442 ]

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR  THE FOLLOWING:
--------------------------------------------------------------------------
--------------------
__________________________________________________________________________
___________________

1.   To approve an Agreement and Plan of Reorganization    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
     between Spartan Aggressive Municipal Fund and
     Fidelity Aggressive Municipal Fund.


    [cusip # 316448703/fund# 442]
SUPPLEMENT TO THE FIDELITY AGGRESSIVE MUNICIPAL FUND
FEBRUARY 28, 1997
PROSPECTUS
   Effective April 15, 1997, the following information replaces the similar information found in "Charter" on page 8:
David Murphy is manager of Aggressive Municipal, which he has managed since April 1997. He also manages several other Fidelity funds. Mr. Murphy joined Fidelity as a portfolio manager in 1989.
The following changes are effective April 1, 1997:
The minimum investments have been changed to the following:
TO OPEN AN ACCOUNT  $10,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans $500
MINIMUM BALANCE $5,000
References to the minimums throughout the prospectus are changed to the above minimums.
The following information replaces similar information found in "Expenses" on page 4:
EXPENSES
    SHAREHOLDER TRANSACTION EXPENSES    are charges you may pay when you
buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your balance falls below $2,500. See "Transaction Details," page 25, for an explanation of how and when these charges apply.
Maximum sales charge on purchases                                     None
and reinvested distributions

Deferred sales charge on redemptions                                  None

Redemption fee (as a % of amount redeemed on shares held less than    1.00
180 days)                                                             %

Exchange Fee                      None

Annual account maintenance fee    $12.0
(for accounts under $2,500)       0

       ANNUAL FUND OPERATING EXPENSES    are paid out of each fund's
assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page 15).
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets.
Management fee                  0.37
(after reimbursement)           %

12b-1 fee                       None

Other expenses                  0.18
                                %

Total fund operating expenses   0.55
(after reimbursement)           %

       EXAMPLES:    Let's say, hypothetically, that the fund's annual
return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated.
After 1 year     $ 6

After 3 years    $18

After 5 years    $31

After 10 years   $69

   These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
FMR voluntarily agreed to implement a management fee reduction of 0.05%, effective March 1, 1997, and to reimburse the fund to the extent that total operating expenses exceed 0.55%, effective April 1, 1997. If these agreements were not in effect, the management fee and total operating expenses would be 0.45% and 0.63%, respectively.
In the Financial Highlights table on page 5, the line item "Total from investment operations" should be $.392 for the year ended December 31, 1996 instead of $(.392) as previously reported.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated February 28, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS,
THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE COMMISSION
OR ANY STATE SECURITIES
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE COMMISSION
OR ANY STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY OR
ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.
FAT-pro-0297

FIDELITY
AGGRESSIVE
MUNICIPAL
FUND
(fund number 012, trading symbol FATFX)
The fund seeks a high level of current income free from federal income tax by investing primarily in investment-grade municipal securities.
PROSPECTUS
FEBRUARY 28, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS


KEY FACTS                  THE FUND AT A GLANCE

                           WHO MAY WANT TO INVEST

                           EXPENSES The fund's yearly
                           operating expenses.

                           FINANCIAL HIGHLIGHTS A summary
                           of the fund's financial data.

                           PERFORMANCE How the fund has
                           done over time.

THE FUND IN DETAIL         CHARTER How the fund is
                           organized.

                           INVESTMENT PRINCIPLES AND RISKS
                           The fund's overall approach to
                           investing.

                           BREAKDOWN OF EXPENSES How
                           operating costs are calculated and
                           what they include.

YOUR ACCOUNT               DOING BUSINESS WITH FIDELITY

                           TYPES OF ACCOUNTS Different
                           ways to set up your account.

                           HOW TO BUY SHARES Opening an
                           account and making additional
                           investments.

                           HOW TO SELL SHARES Taking money
                           out and closing your account.

                           INVESTOR SERVICES Services to
                           help you manage your account.

SHAREHOLDER AND            DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES           AND TAXES

                           TRANSACTION DETAILS Share price
                           calculations and the timing of
                           purchases and redemptions.

                           EXCHANGE RESTRICTIONS

   KEY FACTS


THE FUND AT A GLANCE
GOAL: High current income free from federal income tax. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Invests primarily in investment-grade municipal securities.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.
SIZE: As of December 31, 1996, the fund had over $852 million in assets. WHO MAY WANT TO INVEST
The fund may be appropriate for investors in higher tax brackets who seek high current income that is free from federal income tax. The fund's level of risk and potential reward depend on the quality and maturity of its investments. Lower-quality, longer-term investments typically carry the most risk and the highest yield potential. You should consider your investment objective and tolerance for risk when making an investment decision.
The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.

THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk.
Aggressive Municipal is in the
INCOME category.
(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(right arrow) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME
Seeks long-term growth and
income by investing in stocks
and bonds.
(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See
"Transaction Details," page , for an explanation of how and when these charges apply.
Maximum sales charge on purchases                            None
and reinvested distributions

Deferred sales charge on redemptions                         None

Redemption fee (as a % of amount redeemed                    1.00
on shares held less than 180 days)                           %

Exchange fee                                                 None

Annual account maintenance fee (for accounts under $2,500)   $12.0
                                                             0

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page ).
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets.
Management fee (after fee reduction)   .40%
                                       A

12b-1 fee                              None

Other expenses                         .18%

Total fund operating expenses          .58%

AEFFECTIVE MARCH 1, 1997, FMR VOLUNTARILY AGREED TO IMPLEMENT A MANAGEMENT FEE REDUCTION. THE INDIVIDUAL FUND FEE RATE WAS REDUCED FROM .30% TO .25%. IF THIS AGREEMENT WERE NOT IN EFFECT, THE MANAGEMENT FEE AND TOTAL OPERATING EXPENSES WOULD BE .45% AND .63%, RESPECTIVELY.
EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
After 1 year     $ 6

After 3 years    $ 19

After 5 years    $ 32

After 10 years   $ 73

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary. UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of
expenses for portfolio
management, shareholder
statements, tax reporting, and
other services. These costs
are paid from the fund's
assets; their effect is already
factored into any quoted
share price or return.
(checkmark)
FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by Coopers & Lybrand L.L.P., independent accountants. The fund's financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.
SELECTED PER-SHARE DATA



18.Years ended                    1996      1995      1994      1993B     1992      1991      1990      1989      1988      1987

December 31


19.Net asset                      $ 11.6    $ 10.8    $ 12.3    $ 11.8    $ 11.8    $ 11.4    $ 11.4    $ 11.3    $ 10.8    $ 11.5

value, beginning                  70        10        30        80        00        30        90        30        20        60

of period


20.Income from                     .699      .709      .770      .783      .834      .863      .886      .881      .894      .902

Investment

Operations

 Net interest

income


21. Net realized                   (.307)    .858      (1.473    .788      .208      .429      (.060)    .160      .510      (.740)

and                                                   )

 unrealized gain

(loss)


22. Total from                     (.392)    1.567     (.703)    1.571     1.042     1.292     .826      1.041     1.404     .162

investment

 operations


23.Less                            (.699)    (.709)    (.770)    (.783)    (.834)    (.863)    (.886)    (.881)    (.894)    (.902)

Distributions

 From net

interest income


24. In excess of                   (.004)    --        --        --        --        --        --        --        --        --

net interest                      D

 income


25. From net                       --        --        (.050)    (.340)    (.130)    (.060)    --        --        --        --

realized gain


26. Total                          (.703)    (.709)    (.820)    (1.12     (.964)    (.923)    (.886)    (.881)    (.894)    (.902)

distributions                                                   3)


27.Redemption                      .001      .002      .003      .002      .002      .001      --        --        --        --

fees added to

paid in capital


28.Net asset                      $ 11.3    $ 11.6    $ 10.8    $ 12.3    $ 11.8    $ 11.8    $ 11.4    $ 11.4    $ 11.3    $ 10.8

value, end of                     60        70        10        30        80        00        30        90        30        20

period


29.Total returnA                   3.56%     14.89     (5.82)    13.63     9.17      11.77     7.48      9.50      13.40     1.42%

                                            %         %         %         %         %         %         %         %


30.RATIOS AND SUPPLEMENTAL DATA


31.Net assets,                    $ 852     $ 910     $ 796     $ 952     $ 762     $ 654     $ 551     $ 546     $ 456     $ 353

end of period (In

millions)


32.Ratio of                        .63%      .64%      .63%      .64%      .64%      .69%      .66%      .69%      .73%      .74%C

expenses to

average net

assets


33.Ratio of net                    6.14%     6.24      6.69%     6.37      7.01      7.46      7.79      7.68      7.98%     8.06%

interest income to                          %                   %         %         %         %         %

average net

assets


34.Portfolio                       35%       39%       40%       54%       43%       30%       46%       46%       46%       68%

turnover rate



THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results.
The fund's fiscal year runs from January 1 through December 31. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The chart on page presents calendar year performance.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended   Pas     Past    Past
December 31, 1996      t 1     5       10
                       yea     year    year
                       r       s       s

Aggressive Municipal    3.56    6.81    7.72
                       %       %       %

Lehman Brothers Municipal Bond Index    4.43    7.28    7.79
                                       %       %       %

Lipper High Yld. Muni. Debt Funds Average    4.17    6.92    7.34
                                            %       %       %

CUMULATIVE TOTAL RETURNS
Fiscal periods ended   Pas     Past     Past
December 31, 1996      t 1     5        10
                       yea     year     year
                       r       s        s

Aggressive Municipal    3.56    39.01    110.3
                       %       %        3%

Lehman Brothers Municipal Bond Index    4.43    42.13    111.81
                                       %       %        %

Lipper High Yld. Muni. Debt Funds Average    4.17    39.85    103.3
                                            %       %        5%


EXPLANATION OF TERMS
UNDERSTANDING
PERFORMANCE
YIELD illustrates the income
earned by a fund over a
recent period. 30-day yields
are usually used for bond
funds. Yields change daily,
reflecting changes in interest
rates.
TOTAL RETURN reflects both the
reinvestment of income and
capital gain distributions and
any change in a fund's share
price.
(checkmark)
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
LEHMAN BROTHERS MUNICIPAL BOND INDEX is a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year.
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper High Yield Municipal Debt Funds Average, which reflects the performance of 43 mutual funds with similar investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales charges.
YEAR-BY-YEAR TOTAL RETURNS
Calendar years 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996
AGGRESSIVE MUNICIPAL 1.42% 13.40% 9.50% 7.48% 11.77% 9.17% 13.63% -5.82
14.89
% 3.56%
Lipper High Yld. Muni Debt
Funds Average 0.38% 11.28% 10.11% 5.13% 11.52% 8.51% 11.41% -4.67% 15.9
8% 4.17%
Consumer Price Index 4.43% 4.42% 4.65% 6.11% 3.06% 2.90% 2.75% 2.67% 2.54%
3.32
%
Percentage (%)
Row: 1, Col: 1, Value: 1.42
Row: 2, Col: 1, Value: 13.4
Row: 3, Col: 1, Value: 9.5
Row: 4, Col: 1, Value: 7.48
Row: 5, Col: 1, Value: 11.77
Row: 6, Col: 1, Value: 9.17
Row: 7, Col: 1, Value: 13.63
Row: 8, Col: 1, Value: -5.819999999999999
Row: 9, Col: 1, Value: 14.89
Row: 10, Col: 1, Value: 3.56
(LARGE SOLID BOX) Aggressive
Municipal
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
AGGRESSIVE MUNICIPAL IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Municipal Trust, an open-end management investment company organized as a Massachusetts business trust on June 22, 1984.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.
Tanya Roy is manager of Aggressive Municipal, which she has managed since October 1995. She also manages other Fidelity funds. Ms. Roy joined Fidelity in 1989 as an analyst; she has been managing funds since 1995. Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over 225
(solid bullet) Assets in Fidelity mutual
funds: over $432 billion
(solid bullet) Number of shareholder
accounts: over 29 million
(solid bullet) Number of investment
analysts and portfolio
managers: over 270
(checkmark)
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR. Members of the Edward C. Johnson family are the predominate owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
UMB Bank, n.a., is the fund's transfer agent, although it employs FSC to perform these functions for the fund. UMB is located at 1010 Grand Avenue, Kansas City, Missouri.
A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees. FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers. INVESTMENT PRINCIPLES AND RISKS
THE FUND'S INVESTMENT APPROACH
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events. INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
MUNICIPAL MARKET RISK. Municipal securities are backed by the entity that issued them and/or other revenue streams. Municipal security values may be significantly affected by political changes, as well as uncertainties in the municipal market related to taxation or the rights of municipal securities holders.
FIDELITY'S APPROACH TO BOND FUNDS. The total return from a bond includes both income and price gains or losses. In selecting investments for a bond fund, FMR considers a bond's expected income together with its potential for price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the range of eligible investments for the fund. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.
In structuring a bond fund, FMR allocates assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity. The performance of the fund will depend on how successful FMR is in pursuing this approach.
AGGRESSIVE MUNICIPAL seeks high current income that is free from federal income tax by investing primarily in investment-grade municipal securities. Effective March 17, 1997, the fund will limit its investments in below investment-grade securities to 35% of its assets. Although prior to this date, the fund had no limit on its investments in below investment-grade securities, its holdings in below investment-grade securities were 34.1% of its assets as of December 31, 1996. Although the fund does not maintain an average maturity within a specified range, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between 8 and 18 years. As of December 31, 1996, the fund's dollar-weighted average maturity was approximately 16.8 years.
FMR normally invests at least 80% of the fund's assets in federally tax-free municipal securities. In addition, FMR may invest all of the fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the federal alternative minimum tax.
FMR may use various techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of the fund, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund does not expect to invest in federally taxable obligations. The fund also reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality securities may be thinly traded, making them difficult to sell promptly at an acceptable price. Adverse publicity and changing investor perceptions may affect the ability to obtain prices for, or to sell these securities.
The following table provides a summary of ratings assigned to debt holdings (not including money market instruments) in the fund's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended December 1996, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate the fund's current or future debt holdings.
RESTRICTIONS: The fund does not currently intend to invest more than 10% of its total assets in bonds that are in default. Effective March 17, 1997, the fund intends to limit its investments in below investment-grade securities to less than 35% of its assets. A security is considered to be investment-grade if it is rated investment grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch Investors Service, L.P., or is unrated but judged by FMR to be of equivalent quality.
FISCAL YEAR ENDED DECEMBER 1996 DEBT HOLDINGS, BY RATING
 MOODY'S INVESTORS
  SERVICE STANDARD & POOR'S
 (AS A % OF INVESTMENTS) (AS A % OF
INVESTMENTS)
 Rating  Average  Rating  Average
INVESTMENT GRADE
Highest quality Aaa 20.6% AAA 19.6%
High quality Aa 4.4% AA 4.9%
Upper-medium grade A 10.8% A 10.7%
Medium grade Baa 21.0% BBB 17.0%
LOWER QUALITY
Moderately speculative Ba 7.6% BB 7.8%
Speculative B 0.7% B 0.5%
Highly speculative Caa 0.5% CCC 0.0%
Poor quality Ca 0.0% CC 0.0%
Lowest quality, no interest C  C
In default, in arrears --- 0.0% D 0.5%
  65.6%  61.0%
 (AS A % OF INVESTMENTS)
SECURITIES NOT RATED BY MOODY'S OR S&P(dagger)
Investment Grade (double dagger) 1.9%
Lower Quality (double dagger) 26.0%
Total 27.9%
(dagger) THE DOLLAR-WEIGHTED AVERAGE PERCENTAGES REFLECTED IN THE TABLE MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED RATING SERVICES, AS WELL AS UNRATED SECURITIES.
(double dagger) AS DETERMINED BY FMR

MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose the fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and the fund's share price. In addition, in the case of foreign providers of credit or liquidity support, extensive public information about the provider may not be available, and unfavorable political, economic, or governmental developments could affect its ability to honor its commitment.
ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by a municipal issuer. The value of these securities depends on many factors, including changes in market interest rates, the availability of information concerning the pool and its structure, prepayment expectations, the credit quality of the underlying assets, and the market's perception of the servicer of the loan pool, and any credit enhancement provided.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move in the opposite direction from a benchmark, often making the security's market value more volatile.
MUNICIPAL LEASE OBLIGATIONS are used by municipal issuers to acquire land, equipment, or facilities. If the issuer stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
OTHER MUNICIPAL SECURITIES may include obligations of U.S. territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, the fund may accept a lower interest rate. Demand features and standby commitments are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The economic viability of a project or changes in tax incentives could affect the price of these securities.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security prices. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The price of the security could change during this period.
CASH MANAGEMENT. The fund may invest in money market securities and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. This limitation does not apply to U.S. Government securities. The fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects. BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks to provide a high current yield, exempt from federal income tax.
The fund will normally invest at least 80% of its assets in municipal securities whose interest is exempt from federal tax.
With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer.
The fund may not invest more than 25% of its total assets in any one industry.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. The fund also pays OTHER EXPENSES, which are explained on the following page.
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets.
UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in
FMR's total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will
pay a lower rate as FMR's
assets under management
increase.
(checkmark)
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above .37%, and it drops as total assets under management increase.
For December 1996, the group fee rate was .1425%. The individual fund fee rate is .30%. The total management fee rate for the fiscal year ended December 1996 was .45%. Effective March 1, 1997, FMR has voluntarily agreed to reduce the fund's individual fund fee rate from .30% to .25%. If this reduction were in effect, the total management fee rate would have been
 .40%.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
FSC performs many transaction and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, and handling securities loans. In the fiscal year ended December 1996, FSC received fees equal to .16% of the fund's average net assets.
The fund also pays other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
The fund has adopted a Distribution and Service Plan. This plan recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the fund does not pay FMR any separate fees for this service.
The fund's portfolio turnover rate for the fiscal year ended December 1996 was 35%. This rate varies from year to year.
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
THE FUND'S SHARE PRICE, called net asset value (NAV), is calculated every business day. The fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
TO ADD TO AN ACCOUNT  $250
Through regular investment plans* $100
MINIMUM BALANCE $2,000
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .
These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details.

                                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                                      Fidelity fund account                         Fidelity fund account
                                      with the same                                 with the same
                                      registration, including                       registration, including
                                      name, address, and                            name, address, and
                                      taxpayer ID number.                           taxpayer ID number.
                                                                                    (small solid bullet) Use Fidelity Money
                                                                                    Line to transfer from
                                                                                    your bank account. Call
                                                                                    before your first use to
                                                                                    verify that this service
                                                                                    is in place on your
                                                                                    account. Maximum
                                                                                    Money Line: $50,000.



Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to "Fidelity
                      check payable to                              Aggressive Municipal
                      "Fidelity Aggressive                          Fund." Indicate your
                      Municipal Fund." Mail                         fund account number
                      to the address                                on your check and mail
                      indicated on the                              to the address printed
                      application.                                  on your account
                                                                    statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.



In Person (hand_graphic)   (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                           and check to a Fidelity                        Fidelity Investor Center.
                           Investor Center. Call                          Call 1-800-544-9797 for
                           1-800-544-9797 for the                         the center nearest you.
                           center nearest you.



Wire (wire_graphic)   (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Wire to:
                      set up your account                             Bankers Trust
                      and to arrange a wire                           Company,
                      transaction.                                    Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify "Fidelity
                      Bank Routing                                    Aggressive Municipal
                      #021001033,                                     Fund" and include your
                      Account #00163053.                              account number and
                      Specify "Fidelity                               your name.
                      Aggressive Municipal
                      Fund" and include your
                      new account number
                      and your name.



Automatically (automatic_graphic)   (small solid bullet) Not available.   (small solid bullet) Use Fidelity Automatic
                                                                          Account Builder. Sign
                                                                          up for this service
                                                                          when opening your
                                                                          account, or call
                                                                          1-800-544-6666 to add
                                                                          it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


IF YOU SELL SHARES OF THE FUND AFTER HOLDING THEM LESS THAN 180 DAYS THE FUND WILL
DEDUCT A REDEMPTION FEE EQUAL TO1.00% OF THE VALUE OF THOSE SHARES.



Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                                       $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                                       your bank account; minimum:
                                                                       $10; maximum: $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Trust                 names appear on the
                                                                       account.
                                                                       (small solid bullet) The trustee must sign the
                                                                       letter indicating capacity as
                                                 Business or           trustee. If the trustee's name
                                                 Organization          is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                                       within the last 60 days.
                                                                       (small solid bullet) At least one person
                                                 Executor,             authorized by corporate
                                                 Administrator,        resolution to act on the
                                                 Conservator,          account must sign the letter.
                                                 Guardian              (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                                       feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received and
                                                                       accepted by Fidelity before 4
                                                                       p.m. Eastern time for money
                                                                       to be wired on the next
                                                                       business day.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)







To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page . SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$100      Monthly or    (small solid bullet) For a new account, complete the
          quarterly     appropriate section on the fund
                        application.
                        (small solid bullet) For existing accounts, call
                        1-800-544-6666 for an application.
                        (small solid bullet) To change the amount or frequency of
                        your investment, call 1-800-544-6666 at
                        least three business days prior to your
                        next scheduled investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA

MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$100      Every pay    (small solid bullet) Check the appropriate box on the fund
          period       application, or call 1-800-544-6666 for an
                       authorization form.
                       (small solid bullet) Changes require a new authorization
                       form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$100      Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
          bimonthly,       both accounts are opened.
          quarterly, or    (small solid bullet) To change the amount or frequency of
          annually         your investment, call 1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in February and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days or longer for a December ex-dividend date.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
The fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS.
(checkmark)
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the fund's tax implications.
TAXES ON DISTRIBUTIONS. Interest income that the fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends. Long-term capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you and the IRS a statement showing the tax status of the distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. The fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
A portion of the fund's dividends may be free from state or local taxes. Income from investments in your state are often tax-free to you. Each year, Fidelity will send you a breakdown of the fund's income from each state to help you calculate your taxes.
During the fiscal year ended December 1996, 100% of the fund's income dividends was free from federal income tax and 20.75% of the fund's income dividends was subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations, if available. Since market quotations are often unavailable, assets are usually valued by a method that the Board of Trustees believes accurately reflects fair value.
THE FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead. CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
(small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
THE REDEMPTION FEE, if applicable, will be deducted from the amount of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were acquired through reinvestment of distributions. If shares you are redeeming were not all held for the same length of time, those shares you held longest will be redeemed first for purposes of determining whether the fee applies.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund. Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.




This prospectus is printed on recycled paper using soy-based inks.

FIDELITY

AGGRESSIVE MUNICIPAL
FUND
ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     27   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    31   Notes to the financial statements.

REPORT OF INDEPENDENT    35   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            36


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED
FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Although stocks managed to post solid returns throughout 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history. These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns.
An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past ten years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1996           PAST 1   PAST 5   PAST 10
                                          YEAR     YEARS    YEARS

Fidelity Aggressive Municipal Fund        3.56%    39.01%   110.33%

Lehman Brothers Municipal Bond Index      4.43%    42.13%   111.81%

High Yield Municipal Debt Funds Average   4.17%    39.85%   103.35%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the high yield municipal debt funds average, which reflects the performance of 43 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc., over the past one year. Both benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1996           PAST 1   PAST 5   PAST 10
                                          YEAR     YEARS    YEARS

Fidelity Aggressive Municipal Fund        3.56%    6.81%    7.72%

Lehman Brothers Municipal Bond Index      4.43%    7.28%    7.79%

High Yield Municipal Debt Funds Average   4.17%    6.92%    7.34%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
  1986/12/31      10000.00                    10000.00
  1987/01/31      10291.03                    10301.10
  1987/02/28      10461.09                    10351.78
  1987/03/31      10438.03                    10242.05
  1987/04/30       9943.68                     9728.11
  1987/05/31       9877.14                     9679.85
  1987/06/30      10095.85                     9964.06
  1987/07/31      10207.18                    10065.69
  1987/08/31      10264.83                    10088.34
  1987/09/30       9978.94                     9716.38
  1987/10/31       9838.39                     9750.78
  1987/11/30       9990.00                    10005.37
  1987/12/31      10141.85                    10150.55
  1988/01/31      10537.90                    10512.11
  1988/02/29      10683.65                    10623.22
  1988/03/31      10594.44                    10499.99
  1988/04/30      10618.99                    10579.79
  1988/05/31      10682.17                    10549.22
  1988/06/30      10861.02                    10703.55
  1988/07/31      10953.79                    10773.34
  1988/08/31      11018.18                    10782.82
  1988/09/30      11189.40                    10977.99
  1988/10/31      11382.20                    11171.20
  1988/11/30      11345.38                    11068.87
  1988/12/31      11501.33                    11182.11
  1989/01/31      11638.25                    11413.35
  1989/02/28      11622.17                    11283.13
  1989/03/31      11648.28                    11256.16
  1989/04/30      11890.47                    11523.38
  1989/05/31      12103.65                    11762.72
  1989/06/30      12264.79                    11922.46
  1989/07/31      12373.64                    12084.72
  1989/08/31      12355.18                    11966.42
  1989/09/30      12360.96                    11930.76
  1989/10/31      12372.08                    12076.67
  1989/11/30      12524.52                    12288.01
  1989/12/31      12594.50                    12388.53
  1990/01/31      12582.55                    12329.93
  1990/02/28      12682.40                    12439.66
  1990/03/31      12730.05                    12443.40
  1990/04/30      12649.78                    12353.31
  1990/05/31      12842.78                    12622.98
  1990/06/30      12948.28                    12733.94
  1990/07/31      13170.01                    12921.12
  1990/08/31      13040.20                    12733.51
  1990/09/30      13163.00                    12740.77
  1990/10/31      13251.93                    12971.88
  1990/11/30      13469.23                    13232.75
  1990/12/31      13537.06                    13290.31
  1991/01/31      13601.22                    13468.67
  1991/02/28      13734.66                    13585.85
  1991/03/31      13772.95                    13590.74
  1991/04/30      13954.20                    13771.49
  1991/05/31      14050.60                    13893.92
  1991/06/30      14102.66                    13880.17
  1991/07/31      14326.55                    14049.23
  1991/08/31      14527.94                    14234.26
  1991/09/30      14694.27                    14419.59
  1991/10/31      14808.87                    14549.36
  1991/11/30      14860.51                    14589.95
  1991/12/31      15130.70                    14903.05
  1992/01/31      15184.24                    14937.03
  1992/02/29      15220.32                    14941.81
  1992/03/31      15263.44                    14947.34
  1992/04/30      15406.97                    15080.37
  1992/05/31      15605.48                    15257.87
  1992/06/30      15812.77                    15513.90
  1992/07/31      16290.11                    15979.00
  1992/08/31      16128.53                    15823.21
  1992/09/30      16219.16                    15926.69
  1992/10/31      16030.02                    15770.13
  1992/11/30      16339.57                    16052.58
  1992/12/31      16518.20                    16216.47
  1993/01/31      16766.58                    16405.07
  1993/02/28      17354.76                    16998.44
  1993/03/31      17209.01                    16818.77
  1993/04/30      17386.56                    16988.47
  1993/05/31      17524.37                    17083.94
  1993/06/30      17815.15                    17369.08
  1993/07/31      17867.33                    17391.83
  1993/08/31      18252.61                    17753.93
  1993/09/30      18475.87                    17956.14
  1993/10/31      18513.23                    17990.80
  1993/11/30      18386.44                    17832.30
  1993/12/31      18770.14                    18208.74
  1994/01/31      18976.36                    18416.68
  1994/02/28      18545.32                    17939.69
  1994/03/31      17752.31                    17209.19
  1994/04/30      17836.65                    17355.12
  1994/05/31      17970.37                    17505.59
  1994/06/30      17912.20                    17398.63
  1994/07/31      18218.56                    17717.55
  1994/08/31      18271.43                    17778.85
  1994/09/30      18035.73                    17517.86
  1994/10/31      17739.00                    17206.74
  1994/11/30      17292.78                    16895.64
  1994/12/31      17678.04                    17267.52
  1995/01/31      18193.53                    17761.02
  1995/02/28      18666.48                    18277.51
  1995/03/31      18689.63                    18487.52
  1995/04/30      18720.84                    18509.34
  1995/05/31      19256.02                    19099.97
  1995/06/30      19100.97                    18933.80
  1995/07/31      19219.41                    19113.29
  1995/08/31      19422.99                    19355.65
  1995/09/30      19570.71                    19478.17
  1995/10/31      19806.31                    19761.38
  1995/11/30      20141.92                    20089.22
  1995/12/31      20310.15                    20282.28
  1996/01/31      20446.62                    20435.41
  1996/02/29      20386.00                    20297.47
  1996/03/31      19960.41                    20038.07
  1996/04/30      19899.67                    19981.36
  1996/05/31      19878.95                    19973.37
  1996/06/30      20105.26                    20190.88
  1996/07/31      20263.14                    20374.62
  1996/08/31      20312.14                    20369.73
  1996/09/30      20504.19                    20654.90
  1996/10/31      20736.06                    20888.51
  1996/11/30      21093.51                    21270.77
  1996/12/31      21032.58                    21181.43
Fidelity Aggressive Municipal Fund Lehman Brothers Muni Bond Index
$21,181
$21,033
$
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Aggressive Municipal Fund on December 31, 1986. As the chart shows, by December 31, 1996, the value of the investment would have grown to $21,033 - a 110.33% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $21,181 - a 111.81% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      YEARS ENDED DECEMBER 31,

      1996                       1995   1994   1993   1992

Dividend return               6.18%    6.93%    6.15%     6.80%    7.31%

Capital appreciation return   -2.62%    7.96%   -11.97%    6.83%    1.86%

Total return                  3.56%    14.89%   -5.82%    13.63%   9.17%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1996          PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      7.39(cents)   35.77(cents)   69.90(cents)

Annualized dividend rate                 7.65%         6.28%          6.16%

30-day annualized yield                  5.35%         -              -

30-day annualized tax-equivalent yield   8.36%         -              -


DIVIDENDS per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.38 over the past month, $11.30 over the past six months and $11.34 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Solid demand helped municipal
bonds perform better than their
investment-grade taxable
counterparts in 1996, even
though new issue supply saw
one of its strongest years ever.
For the year, the Lehman
Brothers Municipal Bond Index -
a broad measure of the municipal
bond market - had a total return
of 4.43%. In comparison, the
Lehman Brothers Aggregate
Bond Index - a broad measure
of the performance of the U.S.
taxable bond market - had a
total return of 3.63%. Demand for
munis came from both insurance
companies and individual
investors. The diminishing
likelihood of significant tax reform
in the near future also helped
support the muni market. Like
most domestic bonds, munis
were affected by
stronger-than-expected signs of
strength in the economy early in
1996. Nevertheless, the market
conditions that supported the
muni market prevailed to the
point that munis entered the fall
trading at expensive levels
relative to their taxable
counterparts. At that point and
through October, the
performance of the municipal
market stalled somewhat, as
investor demand declined and
institutional investors sold off
some of their municipal bond
holdings to take profits. That
sell-off subsided somewhat in
November and December, when
munis outperformed comparable
Treasury securities. However,
even though demand helped
buoy munis somewhat in
December, munis were caught in
the overall bond market
downdraft caused by conflicting
economic data and renewed
fears that inflation might lead the
Federal Reserve Board to raise
short-term interest rates.
An interview with Tanya Roy, Portfolio Manager of Fidelity Aggressive Municipal Fund
Q. HOW HAS THE FUND PERFORMED, TANYA?
A. For the year ending December 31, 1996, the fund returned 3.56%, compared to the 4.17% return of the high yield municipal debt funds average, according to Lipper Analytical Services. Additionally, the Lehman Brothers Municipal Bond Index had a total return of 4.43% for the same 12-month period.
Q. WHY DID THE FUND UNDERPERFORM ITS PEERS DURING THE PAST YEAR?
A. There were two principal reasons. In the first half of the period, the fund's performance was hurt by its holdings in the Ford Heights, Illinois, incinerator project, which entered bankruptcy this past spring. The fund no longer holds the bonds. The second reason was its holdings in a resource recovery project involved in the paper recycling business. Paper prices have been very depressed this year, and these projects have had difficulty meeting their original financial and operating forecasts. As a result, bonds in this sector have lagged the market.
Q. ON THE OTHER HAND, THE FUND'S HEALTH CARE HOLDINGS PERFORMED WELL. WHAT WERE SOME OF THE REASONS FOR THEIR STRONG PERFORMANCE?
A. There has been quite a bit of consolidation in the hospital sector, which has generated a great deal of debate in the market about the prospects for individual hospital bonds. In conjunction with our credit analysts, I have taken advantage of the market uncertainty to find attractive health care opportunities for the fund. For example, the fund benefited recently when a hospital whose bonds it owns announced a merger with a strong hospital system in its service area. The value of the bonds increased significantly as a result.
Q. WHICH OTHER SECTORS PERFORMED WELL?
A. General obligation bonds (GOs) issued by cities and states were some of the fund's best performers during the past six months. A GO is a municipal bond backed by the full faith and credit of the issuer, including the taxing power of the municipality. Their strong recent performance was a direct reflection of a healthy economy, which resulted in higher tax and general revenue collections. Additionally, many municipalities have exerted considerable restraint in managing their expenditures. That has led to improved cash reserves and general fund balances and, consequently, solid bond performance. For example, GOs issued by the District of Columbia and New York City have performed well and benefited the fund's performance.
Q. YOU'VE UPGRADED THE CREDIT QUALITY OF THE PORTFOLIO OVER THE PAST YEAR. WHAT WAS THE RATIONALE FOR THAT MOVE?
A. The rationale for the upgrade was to take advantage of the strong performance of high-yield municipal bonds. Recently, non-investment-grade bonds were trading as narrow as 75 basis points (or three-quarters of a percentage point) over insured bonds. Six months ago, non-investment-grade bonds offered roughly one percentage point in additional yield over insured bonds six months ago. Because spreads were tight, I was able to buy higher-quality bonds without sacrificing much yield.
Q. HAVE THERE BEEN ANY RECENT POLICY CHANGES FOR THE FUND?
A. The fund's Board of Trustees just approved a change under which the fund will invest primarily in investment-grade securities going forward, and limit lower-quality securities to less than 35% of assets. Previously, the fund could invest in any combination of higher and lower quality bonds. This change recognizes a decline in the attractiveness of below-investment-grade issues, while still permitting the fund to invest in this sector if bonds with the appropriate risk/return characteristics are available. That said, I'd expect the fund's lower-quality bond position, which stood at about 35% of the portfolio at the end of the period, to decline significantly.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. Should the economic and inflation trends of last year continue through 1997, I expect credit quality spreads in general to remain tight, influenced by stable issuer credit quality and a limited amount of new high-yield issuance. I plan to continue to upgrade the fund's credit quality while spreads are tight in order to maximize the value that currently exists in the high-yield market. I expect selected investment opportunities to present themselves in several areas, including the electric, health care and general obligation sectors due to changing financial fundamentals, developing regulatory initiatives and ongoing consolidation.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: seeks high income by
investing in municipal
securities of any quality
TRADING SYMBOL: FATFX
FUND NUMBER: 012
START DATE: September 13,
1985
SIZE: as of December 31,
1996, more than $852 million
MANAGER: Tanya Roy, since
1995; manager, Fidelity
Advisor High Income Fund,
since 1995; Fidelity Municipal
Bond Fund, March 1995 to
October 1995; joined Fidelity
in 1987
(checkmark)
TANYA ROY ON AIRLINE SECTOR
BONDS:
"The airline industry's
industrial development bonds
constitute one of the most
interesting sectors in the
municipal market. Airlines
issue tax-exempt bonds to
finance terminal facilities and
airport gates. The airline
industry has undergone an
extensive turnaround in the
past few years. The recession
in the early '90s caused
significant financial problems
for many airlines.
Over-capacity, high operating
costs and price cutting resulted
in significant losses and
several bankruptcies.
Because of these problems,
airline bonds traded at
extremely wide yield
premiums, some 200 to 300
basis points (or 2-3
percentage points) greater
than Aaa-rated bond yields.
"The sector as a whole was
cheap, despite the fact that not
all airlines were suffering
equally, presenting
opportunities for the fund.
Since hitting bottom, the
industry has aggressively cut
costs, realigned route systems
and enhanced revenue
generation, all of which have led
to substantially improved
financial and operating
performance. As a result,
airline bonds have been one of
the top-performing sectors in
the muni market in the recent
past. With airline spreads now
as narrow as 60 to 70 basis
points over Aaa bonds, the
fund has reaped the rewards
of having invested in this
sector during the past few
years."
INVESTMENT CHANGES


TOP FIVE STATES AS OF DECEMBER 31, 1996
                % OF FUND'S   % OF FUND'S
                INVESTMENTS   INVESTMENTS
                              IN THESE STATES
                              6 MONTHS AGO

New York        11.0          12.3

Massachusetts   8.7           9.8

Pennsylvania    8.1           7.9

California      6.5           7.0

Illinois        4.7           2.9

TOP FIVE SECTORS AS OF DECEMBER 31, 1996
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       IN THESE SECTORS
                                       6 MONTHS AGO

Health Care              21.9          24.0

Electric Revenue         18.6          16.0

Industrial Development   18.5          19.8

General Obligation       17.8          16.5

Transportation           5.5           4.6

AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1996
               6 MONTHS AGO

Years   16.8   17.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF DECEMBER 31, 1996
              6 MONTHS AGO

Years   7.1   7.1

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF DECEMBER 31, 1996 AS OF JUNE 30, 1996
Aaa 23.0%
Aa, A 15.7%
Baa 22.0%
Ba, B 10.5%
Caa 0.3%
Non-rated 25.9%
Short-term investments 2.6%
Aaa 19.5%
Aa, A 16.1%
Baa 23.6%
Ba, B 9.0%
Caa 0.4%
Non-rated 30.0%
Short-term investments 1.4%
Row: 1, Col: 1, Value: 2.6
Row: 1, Col: 2, Value: 25.9
Row: 1, Col: 3, Value: 1.3
Row: 1, Col: 4, Value: 10.5
Row: 1, Col: 5, Value: 22.0
Row: 1, Col: 6, Value: 15.7
Row: 1, Col: 7, Value: 22.0
Row: 1, Col: 1, Value: 2.4
Row: 1, Col: 2, Value: 29.0
Row: 1, Col: 3, Value: 1.4
Row: 1, Col: 4, Value: 9.0
Row: 1, Col: 5, Value: 22.6
Row: 1, Col: 6, Value: 16.1
Row: 1, Col: 7, Value: 19.5
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW ACCOUNT FOR 23.3% AND 28.1% OF THE FUND'S INVESTMENTS AT DECEMBER 31, 1996, AND JUNE 30, 1996, RESPECTIVELY.
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 97.4%

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
ALABAMA - 0.5%
Cullman Med. Ctr. (Cullman Reg'l. Med. Ctr.)
Series A, 6.50% 2/15/23  Baa $ 4,000,000 $ 4,010,000  230043AM
ARIZONA - 1.8%
Cochise County Ind. Dev. Auth. Hosp. Rev. (Sierra
Vista Commty. Hosp. Proj.) 6.75% 12/1/26  -  2,000,000  1,995,000  191320AZ
Navajo County Ind. Dev. Auth. (Stone Container
Corp. Proj.) 7.40% 4/1/26 (e)  -  6,750,000  6,977,813  63909LAB
Sierra Vista Ind. Dev. Auth. Hosp. Rev. Rfdg.
(Sierra Vista Commty. Hosp. Proj.)
8.75% 12/1/16  -  4,000,000  4,330,000  82651GAM
Tucson Gen. Oblig. Rfdg. 6.75% 7/1/03
(FGIC Insured)  Aaa  1,800,000  2,016,000  898711UE
  15,318,813
ARKANSAS - 0.3%
Little Rock Arpt. Passenger Facs. Charge Rev.
5.65% 5/1/16 (AMBAC Insured) (e)  Aaa  2,300,000  2,417,875  537362AH
CALIFORNIA - 6.5%
California Hsg. Fin. Agcy. Rev. (Home Mtg.):
Series A, 5.30% 8/1/14 (MBIA Insured)  Aaa  1,325,000  1,306,781  13033ERA
 Series R, 6.15% 8/1/27 (MBIA Insured) (e)  Aaa  1,000,000  1,006,250
13033EYR
California Pub. Wks. Board Lease Rev.:
(Various California State Univ. Projs.) Series A:
  6.50% 9/1/05  A  1,155,000  1,264,725  13068GG5
  5.50% 10/1/13  A  5,755,000  5,632,706  13068G3A
  5.25% 12/1/13  A  3,750,000  3,571,875  13068GSG
  5.50% 6/1/14  A1  2,665,000  2,631,688  13068GRB
 (Various Community College Projs.)
 Series A, 5.50% 12/1/08  A1  2,415,000  2,427,075  13068GPR
East Bay Muni. Util. Dist. Wtr. Sys. Rev. Rfdg.
5.75% 6/1/04 (MBIA Insured)  Aaa  2,000,000  2,132,500  271014FW
Foothill/Eastern Trans. Corridor Agcy.
Toll Rd. Rev. (Sr. Lien) (Cap. Appreciation)
Series A, 0% 1/1/08 (h)  Baa  2,500,000  1,615,625  345105BM
Los Angeles County Metropolitan Transit Auth.
Sales Tax Rev. 1st Tier Sr. Series A,
5.90% 7/1/14 (MBIA Insured)  Aaa  2,245,000  2,326,381  544712FC
Northern California Pwr. Agcy. Pub. Pwr.
Rev. Rfdg. (Geothermal Proj.) Series A,
5.85% 7/1/10 (AMBAC Insured)  Aaa  4,000,000  4,240,000  664843TC
Port Oakland Port Rev. (Cap. Appreciation)
Series F, 0% 11/1/09 (MBIA Insured)  Aaa  7,000,000  3,526,250  734897RT
Riverside County Ctfs. of Prtn. Rfdg. (Air Force
Village West, Inc.) Series A, 8.125% 6/15/20  -  7,000,000  7,411,250
768901FQ
MUNICIPAL BONDS - CONTINUED

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Sacramento Cogeneration Auth. Cogeneration
Proj. Rev. (Proctor & Gamble Proj.):
 7% 7/1/04  BBB- $ 1,200,000 $ 1,323,000  785872AG
  6.375% 7/1/10  BBB-  1,500,000  1,558,125  785872AL
Sacramento Pwr. Auth. Cogeneration Proj. Rev.
6.50% 7/1/09  BBB-  2,200,000  2,312,750  78605NAM
San Diego County Reg'l. Trans. Commission
SalesTax Rev. Second Series A,
6.25% 4/1/03 (FGIC Insured)  Aaa  3,000,000  3,270,000  797400DP
San Francisco City & County Arpts. Commty.
Intl. Arpt. Rev. Rfdg. 2nd Series Issue 2,
6.75% 5/1/13 (MBIA Insured)  Aaa  1,000,000  1,097,500  797652HS
South Orange County Pub. Fin. Auth. Spl.
Tax Rev. (Foothill Area) Series C,
8% 8/15/08 (FGIC Insured)  Aaa  1,000,000  1,260,000  839100CC
Upland Ctfs. of Prtn. (San Antonio Commty.
Hosp.) 5.25% 1/1/08  A  3,500,000  3,399,375  915346DN
West & Central Basin Fing. Auth. Rev.
(West Basin Rfdg. Proj.) Series A,
5% 8/1/13 (AMBAC Insured)  Aaa  3,000,000  2,816,250  95122EAU
  56,130,106
COLORADO - 3.5%
Colorado Health Facs. Auth. Rev. Rfdg.:
(Rocky Mountain Adventist):
 6.625% 2/1/13  Baa  6,100,000  6,260,125  1964732N
  6.625% 2/1/22  Baa  3,400,000  3,463,750  1964732M
Denver City & County Arpt. Rev.:
Series A (e):
  (Cap. Appreciation) 0% 11/15/05
  (MBIA Insured)  Aaa  1,480,000  926,850  249181MF
  6.60% 11/15/97  Baa  1,000,000  1,019,020  249181LA
  6.90% 11/15/98  Baa  3,850,000  4,013,625  249181LB
  7% 11/15/99  Baa  2,750,000  2,915,000  249181LC
 Series C, 6.50% 11/15/06  Baa  4,075,000  4,268,563  249181KQ
 Series D, 7.40% 11/15/01  Baa  3,000,000  3,322,500  249181JA
Highlands Ranch Metropolitan Dist. #2:
6.25% 6/15/07 (FSA Insured)  Aaa  1,600,000  1,768,000  430901BJ
 6.50% 6/15/10 (FSA Insured)  Aaa  1,000,000  1,125,000  430901BM
Mesa County Ind. Dev. Rev. (Joy Technologies,
Inc. Proj.) 8.50% 9/15/06  Ba1  1,250,000  1,359,375  590600BY
  30,441,808
MUNICIPAL BONDS - CONTINUED

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
CONNECTICUT - 1.7%
Connecticut Health & Edl. Facs. Auth. Rev.
(New Britain Mem. Hosp.) Series A,
7.75% 7/1/22  BBB- $ 6,100,000 $ 6,565,125  207742PD
Eastern Connecticut Resources Recovery Auth.
Solid Waste Rev. (Wheelabrator Lisbon Proj.)
Series A (e):
  5% 1/1/04  A-  900,000  887,625  276318AH
  5.50% 1/1/14  A-  5,000,000  4,731,250  276318AB
  5.50% 1/1/20  A-  2,250,000  2,078,438  276318AN
  14,262,438
DISTRICT OF COLUMBIA - 2.6%
District of Columbia Gen. Oblig. Series A:
 6% 6/1/03  Ba  1,800,000  1,806,750  2547603Z
 6% 6/1/04  Ba  1,880,000  1,882,350  2547604A
 6% 6/1/05  Ba  2,075,000  2,072,406  2547604B
 6% 6/1/06  Ba  1,580,000  1,572,100  2547604C
District of Columbia Gen. Oblig. Unltd. Tax Rfdg:
Series A:
  5.625% 6/1/02  Ba  1,815,000  1,815,000  254760YL
  5.75% 6/1/03  Ba  2,280,000  2,282,850  254760YM
  5.875% 6/1/05 (AMBAC Insured)  Aaa  1,250,000  1,317,188  254760N4
 Series A-3 :
 5.10% 6/1/02  Ba  1,200,000  1,170,000  254760S7
  5.60% 6/1/07  Ba  2,770,000  2,662,663  254760T4
 Series C, 5.25% 12/1/03 (FGIC Insured)  Aaa  2,170,000  2,210,688
254760H5
District of Columbia Hosp. Rev. (Hosp. for
Sick Children) Series A, 8.875% 1/1/21  -  2,905,000  3,097,456  254764BS
  21,889,451
FLORIDA - 0.3%
Broward County Resources Recovery Rev.
(SES Broward Co. LP South Proj.)
7.95% 12/1/08  A  2,230,000  2,453,000  115064AE
GEORGIA - 1.1%
Cobb County School Dist. Unltd. Tax
5% 2/1/97  Aa1  1,345,000  1,346,856  190819HM
Georgia Gen. Oblig.:
Series B, 7.50% 4/1/97  Aaa  1,000,000  1,010,370  373382GL
 6% 3/1/04  Aaa  1,000,000  1,085,000  373382QC
Savannah Econ. Dev. Auth. Ind. Dev. Rev.
(Stone Container Corp. Proj.)
7.40% 4/1/26 (e)  -  5,600,000  5,782,000  804832AG
  9,224,226
MUNICIPAL BONDS - CONTINUED

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
ILLINOIS - 4.7%
Chicago Midway Arpt. Rev. Series B,
6% 1/1/05 (MBIA Insured) (e)  Aaa $ 1,360,000 $ 1,433,100  167562BQ
Chicago O'Hare Int'l. Arpt. Spl. Facs. Rev.:
Rfdg. (Delta Airlines, Inc.) 6.45% 5/1/18  Ba2  1,750,000  1,778,438
167590BX
 (American Airlines, Inc. Proj.) Series A,
 7.875% 11/1/25 (e)  Baa2  4,720,000  5,079,900  167590BR
Chicago O'Hare Int'l. Arpt. Rev. Rfdg.
(Sr. Lien) Series A, 5% 1/1/12  A1  4,000,000  3,800,000  167592LP
 (2nd Lien) (Gen. Arpt. Prog.) Series A:
  6.25% 1/1/09 (AMBAC Insured) (e)  Aaa  6,100,000  6,496,500  167592NW
  6.375% 1/1/15 (MBIA Insured)  Aaa  2,300,000  2,449,500  167592MG
Cooke & Will Counties Township High School
Dist. #206 Series A, 0% 12/1/03
(AMBAC Insured) (Escrowed to Maturity) (f)  Aaa  2,100,000  1,504,125
213093GN
Illinois Dev. Fin. Auth. Poll. Cont. Rev. Rfdg.
(Commonwealth Edison Co. Proj.) Series D,
6.75% 3/1/15 (AMBAC Insured)  Aaa  6,000,000  6,570,000  451888CU
Illinois Health Facs. Auth. Rev. (Glen Oaks
Med. Ctr.) Series D, 9.50% 11/15/15  Baa1  3,545,000  4,045,731  45200KSS
Metropolitan Pier & Exposition Auth. Dedicated
State Tax Rev. (McCormick Place Expansion Proj.):
  Rfdg. (Cap. Appreciation) Series B,
  0% 6/15/08 (MBIA Insured)  Aaa  6,000,000  3,225,000  592247FD
  (Cap. Appreciation) Series A:
  0% 6/15/08 (FGIC Insured)  Aaa  4,000,000  2,150,000  592247CP
   0% 6/15/09 (FGIC Insured)  Aaa  4,000,000  2,015,000  592247CQ
  40,547,294
INDIANA - 0.7%
Burns Hbr. Solid Waste Disp. Facs. Rev.
(Bethlehem Steel Corp. Proj.) 8% 4/1/24 (e)  -  3,180,000  3,458,250
122370AA
Indiana Health Facs. Fing. Auth. Hosp. Rev. Rfdg.
(Clarian Health Partners Inc.) 5.50% 2/15/16  Aa3  3,000,000  2,872,500
454797WZ
  6,330,750
KENTUCKY - 0.8%
Kenton County Arpt. Board Arpt. Rev. (Spl. Facs.
Delta) Series A, 7.50% 2/1/20 (e)  Baa3  3,600,000  3,897,000  491026JG
Owensboro Elec. Lt. & Pwr. Rev. Series B:
0% 1/1/09 (AMBAC Insured)  Aaa  2,000,000  1,040,000  691021GL
 0% 1/1/10 (AMBAC Insured)  Aaa  4,440,000  2,153,400  691021GM
  7,090,400
MUNICIPAL BONDS - CONTINUED

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
LOUISIANA - 4.3%
Hodge Util. Rev. (Stone Container Corp.)
9% 3/1/10 (e)  - $ 2,500,000 $ 2,703,125  434208AY
Lake Charles Hbr. & Term. Dist. Port Facs. Rev.
Rfdg. (Trunkline LNG Co. Proj.) Series 1992,
7.75% 8/15/22  Baa2  14,900,000  16,930,125  507729BM
Louisiana Gen. Oblig. Series A, 6.75% 5/15/03
(MBIA Insured)  Aaa  4,000,000  4,430,000  546415EX
Louisiana Pub. Facs. Auth. Ind. Dev. Rev. Rfdg.
(Beverly Enterprises, Inc.) 8.25% 9/1/08  -  1,590,000  1,705,275  54640AGR
New Orleans Gen. Oblig. Rfdg. (Cap. Appreciation)
0% 9/1/08 (AMBAC Insured)  Aaa  10,000,000  5,375,000  647634XT
Port New Orleans Ind. Dev. Rev. Rfdg.
(Continental Grain Co. Proj.) 7.50% 7/1/13  BB  3,000,000  3,213,750
734786AP
West Feliciana Parish Poll. Cont. Rev. (Various Gulf
States Util. Co. Proj.) Series B, 9% 5/1/15  Ba1  2,340,000  2,600,325
952789AS
  36,957,600
MARYLAND - 0.2%
Baltimore Consolidated Pub. Impt. Rfdg. Series A,
7.25% 10/15/04 (FGIC Insured)  Aaa  1,545,000  1,794,131  059185T9
MASSACHUSETTS - 8.7%
Massachusetts Bay Trans. Auth. Series B,
6.20% 3/1/16  A1  3,800,000  4,142,000  575566L3
Massachusetts Gen. Oblig. Rfdg. Series A,
6.25% 7/1/04  A1  3,505,000  3,837,975  575826MD
Massachusetts Health & Edl. Facs. Auth. Rev.:
(1st Mtg.) (Fairview Extended Care) Series A,
 10.25% 1/1/21  -  12,000,000  13,575,000  575850M4
 (New England Med. Ctr.) Series G,
 5.375% 7/1/24 (MBIA Insured)  Aaa  900,000  861,750  5758513U
Massachusetts Hsg. Fin. Agcy. (Hsg. Rev. Rental)
Series A, 6.60% 7/1/14 (AMBAC Insured) (e)  Aaa  2,500,000  2,631,250
575915GC
Massachusetts Ind. Fin. Agcy. Ind. Rev.:
 Rfdg. (Emerson College) 8.90% 1/1/18  -  10,000,000  11,000,000  575914MA
 (1st Mortgage) (Reeds Landing):
 7.75% 10/1/00  -  1,000,000  1,027,620  575914ZS
  8.625% 10/1/23  -  5,500,000  5,946,875  575914ZU
 (Atlanticare Med. Ctr.) Series A,
 10.125% 11/1/14  -  3,300,000  3,205,125  575914GZ
 (Cap. Appreciation) (Massachusetts Biomedical):
 Series A-2:
  0% 8/1/03  A1  6,300,000  4,488,750  575914DT
   0% 8/1/06  A  4,000,000  2,375,000  575914EC
   0% 8/1/09  A  6,000,000  2,917,500  575914EF
MUNICIPAL BONDS - CONTINUED

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
MASSACHUSETTS - CONTINUED
Massachusetts Ind. Fin. Agcy. Ind. Rev.: - continued
 (Evergreen Ctr., Inc.) 9.25% 11/1/11  - $ 3,965,000 $ 4,297,069  575914PT
 (Institute Dev. Disabilities) 9.25% 6/1/09  -  4,115,000  4,032,700
575914DN
 (Union Mission Proj.) 9.55% 9/1/26
 (FHA Guaranteed)  Aaa  3,985,000  4,562,825  575855HQ
Massachusetts Muni. Wholesale Elec. Co. Pwr.
Supply Sys. Rev. Series D, 6% 7/1/06  Baa  800,000  830,000  575765LV
Massachusetts Wtr. Resources Auth. Gen. Rev. Rfdg.
Series C, 5.25% 12/1/15  A  5,000,000  4,800,000  576049FD
  74,531,439
MICHIGAN - 3.2%
Detroit Hosp. Fin. Auth. Facs. Rev. (Michigan
Healthcare Corp. Proj.) 10% 12/1/20 (a)  Caa  5,935,000  1,157,325
251145AA
Flint Hosp. Bldg. Auth. Rev. (Hurley Med. Ctr.)
7.80% 7/1/14  Baa  4,750,000  5,130,000  339511CB
Highland Park Hosp. Fin. Auth. Hosp. Facs. Rev. (a):
  (Lakeside Commty. Hosp. Proj.) 10% 3/1/20  -  9,330,000  1,352,850
430586BR
  (Michigan Health Care Corp. Proj.)
  Series A, 9.875% 12/1/19  Caa  7,350,000  1,433,250  430586BQ
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Mercy Svcs. for Aging Proj.) 9.40% 5/15/20  -  11,500,000  12,937,500
594692XT
 (Great Lakes Pulp & Fiber Proj.)
 10.25% 12/1/16 (a)(e)  -  12,150,000  5,589,000  59469CGA
  27,599,925
MINNESOTA - 0.8%
Minneapolis & St. Paul Hsg. & Redev. Auth.
Healthcare Sys. Rev. (Healthspan Health
Sys. Corp.) Series A, 4.75% 11/15/18
(AMBAC Insured)  Aaa  4,000,000  3,515,000  603695DF
St. Paul Hsg. & Redev. Auth. Hosp. Rev.
(Healtheast Proj.):
 Series A, 9.75% 11/1/17  Baa  2,420,000  2,566,434  792888FL
  Series B, 9.75% 11/1/17  Baa  1,000,000  1,058,750  792888FM
  7,140,184
MISSISSIPPI - 0.8%
Claiborne County Poll. Cont. Rev. (Middle South
Energy, Inc. Proj.) Series C, 9.875% 12/1/14  Ba1  6,195,000  6,860,963
179423AC
MUNICIPAL BONDS - CONTINUED

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
MISSOURI - 2.4%
Boone County Ind. Dev. Auth. Ind. Rev. (1st Mtg.)
(Fairview Extended Care) Series A,
10.125% 1/1/11  - $ 2,270,000 $ 2,752,375  098868AB
Kansas City Ind. Dev. Auth. Ind. Dev. Rev. (Bishop
Spencer Place Inc. Proj.) 8% 9/1/24  -  7,720,000  7,874,400  485031FB
Kansas City Ind. Dev. Auth. Retirement Facs. Rev.
Rfdg. (Kingswood United Methodist Proj.)
Series 1993, 9% 11/15/13  -  2,600,000  2,830,750  48503PAA
Lake Ozarks Commty. Bridge Corp. Sys. Rev.
6.40% 12/1/25  -  3,000,000  2,955,000  510268AC
St. Louis Land Clearance Redev. Auth. Hsg. Dev. Rev.
(Westminster Place Apts. Proj.) 11% 12/15/15  -  4,225,000  4,288,375
791654GD
  20,700,900
NEVADA - 1.4%
Clark County Ind. Dev. Rev. (Southwest Gas Corp.)
Series A, 6.50% 12/1/33  Baa2  12,000,000  12,045,000  181004AS
NEW HAMPSHIRE - 1.0%
New Hampshire Higher Edl. & Health Facs.
Auth. Rev.:
  (1st Mtg. River Woods at Exeter):
  8% 3/1/01  -  1,200,000  1,232,148  6446182A
   9% 3/1/23  -  3,170,000  3,451,338  644618ZD
  (Littleton Hosp. Assoc., Inc.)
  Series A, 9.50% 5/1/20  -  3,645,000  3,886,481  644618UP
  8,569,967
NEW JERSEY - 4.3%
Camden County Impt. Auth. Lease Rev.:
(Dockside Refrigerated) (Holt) 8.40% 4/1/24 (e)  -  2,750,000  2,805,000
13281KAS
 (Holt Hauling & Warehousing):
 9.625% 1/1/11  -  4,000,000  4,020,000  13281KCE
  9.875% 1/1/21  -  3,000,000  3,015,000  13281KCF
New Jersey Econ. Dev. Auth. Econ. Dev. Rev. Rfdg.:
 (Holt Hauling & Warehousing):
 Series G, 8.40% 12/15/15  -  5,000,000  5,143,750  64577MLJ
  Series H, 8.60% 12/15/17 (e)  -  4,000,000  4,130,000  64577MLK
 (Stolt Term. Proj.) 10.50% 1/15/18  -  3,500,000  3,768,730  645775M3
New Jersey Trans. Trust Fund Auth. Rfdg.
(Trans. Sys.) Series A:
 6% 6/15/03 (AMBAC Insured)  Aaa  4,035,000  4,332,581  646135DZ
  6% 6/15/04 (AMBAC Insured)  Aaa  8,900,000  9,589,750  646135EA
  36,804,811
MUNICIPAL BONDS - CONTINUED

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NEW MEXICO - 2.8%
Albuquerque Arpt. Rev. Rfdg. (c)(e):
6.50% 7/1/08 (AMBAC Insured)  Aaa $ 1,250,000 $ 1,331,250  013538ET
 6.75% 7/1/09 (AMBAC Insured)  Aaa  1,150,000  1,244,875  013538EU
Farmington Poll. Cont. Rev. (Pub. Svc. Co. of
New Mexico San Juan Proj.):
  Rfdg. Series C, 5.70% 12/1/16
  (AMBAC Insured)  Aaa  4,000,000  3,995,000  311450DB
  Series A:
   6% 3/1/08  Ba1  6,115,000  6,053,850  311450AJ
   6.50% 9/1/09  Ba1  1,490,000  1,490,358  311450AK
  Series B, 6.30% 12/1/16  Ba1  7,000,000  7,026,250  311450DD
Univ of New Mexico Rev. Rfdg. Series A,
6% 6/1/21  A1  2,840,000  2,971,350  914692TH
  24,112,933
NEW YORK - 11.0%
New York City Gen. Oblig.:
Series B, 5.70% 8/15/02  Baa1  4,000,000  4,125,000  649651A8
 7.50% 2/1/03  Baa1  14,000,000  15,540,000  649652JY
New York City Ind. Dev. Auth. Ind. Dev. Rev.
(Japan Airlines Co. Ltd. Proj.) Series 1991,
6% 11/1/15, LOC Morgan Guaranty Trust Co.
(FSA Insured) (e)  AAA  1,000,000  1,027,500  649705GT
New York State Dorm. Auth. Rev. Rfdg.
(State Univ. Edl. Facs.):
 Series A:
   5.50% 5/15/09  Baa1  3,000,000  2,958,750  649834AL
   5.50% 5/15/10  Baa1  1,500,000  1,473,750  649834AM
   5.50% 5/15/13  Baa1  5,250,000  5,079,375  649834AQ
   5.25% 5/15/15  Baa1  10,000,000  9,375,000  649834AS
   5.875% 5/15/17  Baa1  3,300,000  3,300,000  649834AU
  Series B, 5.50% 5/15/08  Baa1  3,000,000  2,977,500  649834MY
New York State Energy Research & Dev. Auth.
Elec. Facs. Rev. (Long Island Lighting) Series A (e):
 7.15% 12/1/20  Ba3  7,000,000  7,420,000  649841BM
  6.90% 8/1/22  Ba3  5,745,000  6,025,069  649841BT
New York State Local Gov't. Assistance Corp. Rfdg.:
(Cap. Appreciation) Series C, 0% 4/1/13  A  10,000,000  4,050,000  649876JL
 Series C, 5.50% 4/1/17  A  4,400,000  4,394,500  649876JN
 Series E, 5% 4/1/21  A  5,000,000  4,631,250  649876KZ
New York State Mtg. Agcy. Rev. (Homeowner Mtg.)
Series 48, 6.05% 4/1/17 (e)  Aa  5,000,000  5,037,500  649886CM
MUNICIPAL BONDS - CONTINUED

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Pwr. Auth. Rev. & Gen. Purp.
Series CC, 5.125% 1/1/11 (FGIC Insured)  Aaa $ 4,000,000 $ 3,940,000
649892F5
New York State Thruway Auth. Hwy. & Bridge
5% 4/1/97  A  2,500,000  2,507,975  650013CU
New York State Thruway Auth. Svc. Contract Rev.
(Local Hwy. & Bridge):
 5.90% 4/1/07  Baa1  1,810,000  1,862,038  650017DF
  5.75% 4/1/16  Baa1  6,930,000  6,860,700  650017ET
Niagara County Ind. Dev. Agcy. Rev.
(Wintergarden Inn Assoc. Proj.) 10% 6/1/11 (a)  -  4,210,000  1,894,500
653358BA
  94,480,407
NEW YORK & NEW JERSEY - 0.9%
New York & New Jersey Port Auth. Spl. Oblig. Rev.
(Continental Airlines Corp./ Eastern Airlines, Inc./
U.S. Air LaGuardia Proj.) 9.125% 12/1/15 (e)  B3  6,500,000  7,320,625
73358EAA
NORTH CAROLINA - 1.2%
North Carolina Eastern Muni. Pwr. Agcy.
Pwr. Sys. Rev. Rfdg.:
 Series B, 7.25% 1/1/07  Baa1  5,000,000  5,612,500  658196NU
  Series C, 7% 1/1/07  Baa1  1,750,000  1,929,375  658196TA
North Carolina Muni. Pwr. Agcy. #1 Catawba
Elec. Rev. Rfdg. 6.25% 1/1/17
(AMBAC Insured)  Aaa  2,900,000  3,030,500  658203VF
  10,572,375
NORTH DAKOTA - 0.1%
North Dakota Hsg. Fin. Agcy. Rev. (Fing. Prog. -
Home Mtg. Fing. Proj.) Series 1996 C,
3.85% 4/3/97 (FGIC Insured) (e)  Aa  1,000,000  1,000,940  65888MJB
OHIO - 1.0%
Fairfield Econ. Dev. Rev. Rfdg. (Beverly
Enterprises Proj.) 8.50% 1/1/03  -  2,000,000  2,147,500  304661AX
Ohio Wtr. Dev. Auth. Poll. Cont. Facs. Rev.
6.50% 12/1/03 (MBIA Insured)  Aaa  2,925,000  3,246,750  677660JH
Stark County Ind. Dev. Rev. Rfdg.
(Kroger Co. Proj.) 7.20% 9/1/12  Ba1  3,100,000  3,227,875  855350DX
  8,622,125
OKLAHOMA - 0.8%
Oklahoma County Ind. Auth. Rev. (Epworth
Village Proj.) Series A, 10.25% 4/1/19  -  2,935,000  3,147,788  678693DV
Tulsa Muni. Arpt. Trust Rev. (American Airlines
Corp. Proj.) 7.35% 12/1/11  Baa2  3,600,000  3,906,000  899661CN
  7,053,788
MUNICIPAL BONDS - CONTINUED

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
PENNSYLVANIA - 8.1%
Allegheny County Hosp. Dev. Auth. Health Facs.
Rev. (Allegheny Valley School):
 8% 2/1/02  Ba1 $ 885,000 $ 918,188  0172894R
  8.50% 2/1/15  Ba1  3,795,000  4,017,956  0172894S
Cumberland County Muni. Auth. Rev.
(Carlisle Hosp.) 6.80% 11/15/23  Baa  3,800,000  3,909,250  230614AL
Delaware County Auth. Rev. (1st Mtg. Riddle
Village Proj.) (f):
  Series 1992, 8.75% 6/1/10 (Pre-Refunded
  to 6/1/02 @ 102)  -  2,000,000  2,407,500  245913BG
  7% 6/1/00 (Escrowed to Maturity)  -  500,000  516,040  245913CK
  8.25% 6/1/22 (Escrowed to Maturity)  -  4,500,000  5,512,500  245913CL
  9.25% 6/1/22 (Pre-Refunded
  to 6/1/02 @ 102)  -  6,170,000  7,573,675  245913BF
Lehigh County Gen. Purp. Auth. Rev.
(Wiley House) 9.50% 11/1/16  -  5,930,000  6,308,038  524805QM
Pennsylvania Convention Ctr. Auth. Rev. Rfdg.:
Series A:
 6.60% 9/1/09 (MBIA Insured)  Aaa  3,000,000  3,311,250  708681BF
  6.75% 9/1/19  Baa  4,500,000  4,758,750  708681BC
Philadelphia Auth. for Ind. Dev. Rev. Rfdg.
(Philadelphia Arpt.) 7.75% 12/1/17 (e)  -  2,600,000  2,762,500  717818UQ
Philadelphia Gen. Oblig.:
6.25% 5/15/11 (MBIA Insured)  Aaa  3,400,000  3,638,000  717813AR
 6.25% 5/15/13 (MBIA Insured)  Aaa  3,835,000  4,132,213  717813AT
Philadelphia Hosps. & Higher Ed. Facs. Auth.
Hosp. Rev.:
  Rfdg. 5.95% 7/1/03  Baa1  3,500,000  3,570,000  717903XG
  (Graduate Health Sys. Oblig. Group) Series A&B:
   7% 7/1/05  Ba  1,250,000  1,303,125  717903LG
   7.25% 7/1/18  Ba  2,450,000  2,535,750  717903LH
Philadelphia Wtr. & Swr. Rev. (Cap. Appreciation)
14th Series, 0% 10/1/05 (MBIA Insured)  Aaa  3,000,000  1,961,250  717890LX
Philadelphia Wtr. & Wastewtr. Rev.:
6.75% 8/1/04 (MBIA Insured)  Aaa  1,000,000  1,128,750  717893HX
 6.75% 8/1/05 (MBIA Insured)  Aaa  1,000,000  1,136,250  717893HY
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.
Rfdg. Series A, 0% 9/1/06 (FGIC Insured)
(Escrowed to Maturity) (f)  Aaa  3,000,000  1,860,000  725304BK
Somerset County Hosp. Auth. Rev. (Health Care)
(1st Mortgage-GF):
 8.40% 6/1/09  -  1,900,000  2,037,750  834684AN
  8.50% 6/1/24  -  4,305,000  4,617,113  834684AP
  69,915,848
MUNICIPAL BONDS - CONTINUED

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
SOUTH CAROLINA - 2.0%
Charleston County Health Facs. Rev. Rfdg.
(1st Mtg. Episcopal Proj.) (f):
 Series A, 9.75% 4/1/16
  (Pre-Refunded to 4/1/01 @ 102)  - $ 3,000,000 $ 3,645,000  16007CAA
  Series B, 9.75% 4/1/16
  (Pre-Refunded to 4/1/01 @ 102)  -  2,110,000  2,563,650  16007CAB
Charleston County Resource Recovery Rev.
(Foster Wheeler) Series A, 9.25% 1/1/10 (e)  A  4,500,000  4,811,220
16007TAG
South Carolina Pub. Svc. Auth. Rev. Rfdg.
Series A:
 6.25% 1/1/04 (MBIA Insured)  Aaa  2,565,000  2,783,025  837147NW
  6.50% 1/1/08 (MBIA Insured)  Aaa  3,330,000  3,692,138  837147PA
  17,495,033
TENNESSEE - 1.7%
Metropolitan Gov't. Nashville & Davidson
County Wtr. & Swr. Rev. Rfdg. 6% 1/1/07
(MBIA Insured)  Aaa  1,000,000  1,081,250  592098YG
Springfield Ind. Dev. Board Ind. Dev. Rev. Rfdg.
(Kroger Co. Proj.) 7.25% 5/1/11  Ba1  3,500,000  3,736,250  851414AJ
Tennessee Gen. Oblig. Rfdg. Series B,
6% 5/1/05  Aaa  1,000,000  1,090,000  880540J6
Tennessee Hsg. Dev. Agcy. Mgt. Fin. Series C,
6.45% 7/1/21  A1  8,365,000  8,574,125  880460TU
  14,481,625
TEXAS - 3.6%
Alliance Arpt. Auth. Spl. Facs. Rev.
(American Airlines, Inc. Proj.) (e):
  7% 12/1/11  Baa2  7,000,000  7,778,750  01852LAB
  7.50% 12/1/29  Baa2  2,000,000  2,140,000  01852LAA
Brazos River Auth. Poll. Cont. Rev. (Texas Util.
Elec. Co. Proj.) Series A, 8.25% 1/1/19 (e)  Baa2  5,620,000  6,027,450
106213BK
El Paso Wtr. & Swr. Rev. (Cap. Appreciation):
0% 3/1/05 (MBIA Insured)  Aaa  2,650,000  1,752,313  283821QE
 0% 3/1/06 (MBIA Insured)  Aaa  3,700,000  2,303,250  283821QF
Harris County Cultural & Ed. Facs. Fin. Corp.
Rev. Rfdg. (Space Ctr. Houston Proj.):
 Series A, 9.25% 8/15/23  -  1,435,000  1,395,538  414007AH
  Series B, 0% 8/15/23  -  3,630,000  984,638  414007AJ
Houston Hsg. Fin. Corp. Single Family Mtg. Rev.
(Verex Mtg. Assurance, Inc.) Series 1984 A,
10.875% 2/15/16 (Pre-Refunded to
2/12/97 @ 102) (f)  A  1,020,000  1,027,262  442397EP
MUNICIPAL BONDS - CONTINUED

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
TEXAS - CONTINUED
Round Rock Independent School Dist. Rfdg. &
School Bldg. Unltd. Tax (Cap. Appreciation)
0% 8/15/09 (MBIA Insured)  Aaa $ 7,430,000 $ 3,780,013  779239G5
Sabine River Auth. Poll. Cont. Rev. (Util. Elec.
Proj.) Series B, 8.25% 10/1/20 (e)  Baa2  1,250,000  1,385,938  785652BD
San Antonio Elec. & Gas Rev. Rfdg.
(Cap. Appreciation) Series B, 0% 2/1/08
(FGIC Insured)  Aaa  2,000,000  1,105,000  7962528D
Texas Pub. Fin. Auth. Bldg. Rev. Rfdg. (Cap.
Appreciation) 0% 2/1/09 (MBIA Insured)  Aaa  2,000,000  1,042,500  88275MBM
  30,722,652
UTAH - 2.8%
Intermountain Pwr. Agcy. Pwr. Supply Sys. Rev.:
 Rfdg. Series A, 6.50% 7/1/08
 (AMBAC Insured) (c)  Aaa  1,500,000  1,646,250  45884AFR
 Rfdg. Series B:
  5.75% 7/1/16 (MBIA Insured) (c)  Aaa  5,500,000  5,451,875  45884AHC
  5.75% 7/1/19 (MBIA Insured) (c)  Aaa  6,500,000  6,394,375  45884AHD
 Spl. Oblig. Sixth Series B, 6.25% 7/1/03
 (MBIA Insured)  Aaa  6,000,000  6,517,500  45884ABM
South Salt Lake City Ind. Rev. (Price Savers
Wholesale Club Proj.) 9% 11/15/13  -  3,650,000  4,101,688  839850AA
Utah Hsg. Fin. Agcy. (Residential Mtg.) (Cap.
Appreciation) Series 1983 A, 0% 7/1/16  A+  260,004  35,101  917550JN
  24,146,789
VERMONT - 0.3%
Vermont Ind. Dev. Auth. Ind. Dev. Rev.
(Radisson Hotel) Series B-1, 7.75% 11/15/15  -  2,000,000  2,167,500
924199DS
VIRGINIA - 3.2%
Charlottesville Ind. Dev. Auth. Ind. Dev. Rev.
Rfdg. (Kroger Co. Proj.) 7.25% 5/1/10  Ba1  3,250,000  3,453,125  161078BG
Loudoun County Ind. Dev. Auth. Residential Care
Facs. Rev. (Falcons Landing Proj.) Series A:
 9.25% 11/1/04  -  1,100,000  1,194,875  54589PAK
  8.75% 11/1/24  -  13,900,000  14,647,125  54589PBF
Southeastern Pub. Svc. Auth. Rev. Rfdg. Sr. Series A:
5.15% 7/1/09 (MBIA Insured)  Aaa  4,000,000  4,000,000  842056ET
 5.25% 7/1/10 (MBIA Insured)  Aaa  4,000,000  4,005,000  842056EV
Virginia Hsg. Dev. Auth. Residential Mtg. (Single Family
Mtg.) (Cap. Appreciation) Series 1983 B, 0% 9/1/14
(Pre-Refunded to 1/1/97 @ 16.063) (f)  Aa  1,210,000  194,314  928136FA
  27,494,439
MUNICIPAL BONDS - CONTINUED

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
WASHINGTON - 4.5%
Douglas County Pub. Util. Dist. #1 Wells
Hydroelec. Rev. Rfdg. (Pacific Pwr. & Lt. Co.)
8.75% 9/1/18  A $ 1,395,000 $ 1,759,444  259561DS
Washington Gen. Oblig. Rfdg. Series R,
5.60% 9/1/04  Aa  2,500,000  2,634,375  939744BX
Washington Pub. Pwr. Supply Sys. Nuclear
Proj. #1 Rev. Rfdg. Series B, 7% 7/1/08  Aa1  1,000,000  1,135,000
939827SE
Washington Pub. Pwr. Supply Sys.
Nuclear Proj. #2 Rev.:
  Rfdg. Series B, 5.625% 7/1/12 (MBIA Insured)  Aaa  6,500,000  6,435,000
939828VZ
  5.55% 7/1/10 (FGIC Insured)  Aaa  5,300,000  5,187,375  939828RT
  5.40% 7/1/12  Aa1  11,600,000  11,005,500  939828TX
Washington Pub. Pwr. Supply Sys.
Nuclear Proj. #3 Rev.:
 Rfdg. (Cap. Appreciation)
  Series B, 0% 7/1/08 (MBIA Insured)  Aaa  3,000,000  1,586,250  939830MD
  5.40% 7/1/12  Aa1  10,000,000  9,325,000  939830PS
  39,067,944
WEST VIRGINIA - 0.6%
Kanawha County Ind. Dev. Rev. Rfdg.
(Topvalco, Inc. Proj.) 7.125% 11/1/12  Ba1  4,500,000  4,747,500  483663AZ
WYOMING - 1.2%
Sweetwater County Poll. Cont. Rev. Rfdg. (Idaho
Pwr. Co. Proj.) Series A, 6.05% 7/15/26  A3  10,000,000  10,212,500
870487BT
TOTAL MUNICIPAL BONDS
(Cost $828,597,033)   836,736,104
MUNICIPAL NOTES (D) - 2.6%

ALASKA - 0.1%
Valdez Marine Terminal Rev. Rfdg. (Arco.
Trans. Proj.) Series A, 3.70%, tender 1/7/97  VMIG 1  1,000,000  1,000,050
918991FN
ARIZONA - 0.2%
Coconino County Poll. Cont. Corp. Poll. Cont.
Rev. (Arizona Pub. Svc. Co. Navajo Proj.)
Series 1994 A, 5.10%, LOC Bank of America,
VRDN (e)  P-1  1,700,000  1,700,000  191855AG
DELAWARE - 0.2%
Delaware Econ. Dev. Auth. Rev. (Delmarva
Pwr. & Lt. Proj.) Series 1994, 5.05% VRDN (e)  VMIG 1  1,400,000  1,400,000
246387FB
MUNICIPAL NOTES (D) - CONTINUED

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
FLORIDA - 0.1%
Putnam County Dev. Auth. Poll. Cont. Rev.
(Seminole Elec. Co-op. Proj.) Series 1984 H-3,
3.80%, tender 3/15/97  A-1 $ 1,000,000 $ 1,000,540  746507AK
KANSAS - 0.1%
Butler County Solid Waste Disp. Facs. (Texaco Co.)
Series 1994 A, 5.10%, VRDN (e)  VMIG 1  1,200,000  1,200,000  12342RAA
LOUISIANA - 0.0%
West Baton Rouge Parish Ind. Dist. #3 Rev.
(Dow Chemical Co. Proj.) Series 1995,
5.10%, VRDN (e)  P-1  400,000  400,000  951340AE
MISSOURI - 0.1%
Missouri Higher Ed. Loan Auth. Student Loan
Rev. Series 1988 A, 4.25%, LOC National
Westminster Bank PLC, VRDN (e) VMIG 1 1,100,000 1,100,000 606072AR MULTIPLE STATES - 0.2%
Clipper Participating VRDN Series 1995-1
Class A, 4.31% (Liquidity Facility State
Street Bank & Trust Co.) (e)(g)  VMIG 1  1,312,018  1,312,018  188857AB
NEVADA - 0.1%
Washoe County Wtr. Facs. Rev. (Sierra Pacific
Pwr. Co. Proj.) Series 1990, 5.50%,
LOC Union Bank of Switzerland, VRDN (e)  P-1  1,100,000  1,100,000
940865AB
NORTH CAROLINA - 0.2%
Halifax County Ind. Facs. Poll. Cont. Fing. Auth.
Rev. (Westmoreland - Hadson Partners Roanoke
Valley Proj.) Series 1991, 5.70%,
LOC Credit Suisse, VRDN (e)  -  1,500,000  1,500,000  405784AA
TEXAS - 1.1%
Brazos River Auth. Poll. Cont. Rev. Rfdg.
(Texas Utils. Elec. Co. Proj.) VRDN (e):
 Series 1995-A, 5.05%,
  LOC Morgan Guaranty Trust Co.  VMIG 1  200,000  200,000  106213CQ
  Series 1995 C, 5.10%, LOC Swiss Bank  VMIG 1  600,000  600,000  106213CR
Gulf Coast Waste Disp. Auth. Poll. Cont. & Solid
Waste Disp. Rev. Rfdg. (Amoco Oil Co. Proj.)
 5.05% 5/1/24 (e)  VMIG 1  1,400,000  1,400,000  402233AC
Gulf Coast Waste Disp. Auth. Solid Waste Disp.
Rev. (Amoco Oil Co. Proj.) (e):
 3.75%, tender 4/1/97  VMIG 1  2,300,000  2,301,173  402231AD
  Rfdg. 5.05%, VRDN  VMIG 1  500,000  500,000  402231AK
  5.05%, VRDN   VMIG 1  2,500,000  2,500,000  402231AM
MUNICIPAL NOTES (D) - CONTINUED

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
TEXAS - CONTINUED
Trinity River Auth. Poll. Cont. Rev. Coll.
(Texas Utils. Elec. Co. Proj.) Series 96 A,
5.05% (BPA Bank of New York)
(AMBAC Insured), VRDN (e)  VMIG 1 $ 1,500,000 $ 1,500,000  896568BC
  9,001,173
WEST VIRGINIA - 0.2%
Grant County Poll. Cont. Rev. (Virginia Elec. &
Pwr. Co. Proj.) Series 1994, 3.80%,
tender 3/10/97  VMIG 1  1,200,000  1,200,914  38899BAD
TOTAL MUNICIPAL NOTES
(Cost $21,912,018)   21,914,695
TOTAL INVESTMENTS - 100%
(Cost $850,509,051)  $ 858,650,799
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
1. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Security purchased on a delayed delivery or when-issued basis (see Note 2 of Notes to Financial Statements).
4. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
5. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
6. Security collateralized by an amount sufficient to pay interest and principal.
7. Provides evidence of ownership in one or more underlying municipal bonds.
8. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 36.7% AAA, AA, A 37.4%
Baa 20.6% BBB  16.9%
Ba 9.3% BB  6.8%
B 0.9% B  1.8%
Caa 0.3% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.3%
The percentage not rated by both S&P and Moody's amounted to 25.9%. FMR has determined that unrated debt securities that are lower quality account for 23.3% of the total value of investment in securities.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
Health Care  21.9%
Electric Revenue  18.6
Industrial Development  18.5
General Obligation  17.8
Transportation  5.5
Others (individually less than 5%)   17.7
TOTAL  100.0%
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $850,666,449. Net unrealized appreciation aggregated $7,984,350, of which $39,063,680 related to appreciated investment securities and $31,079,330 related to depreciated investment securities.
At December 31, 1996, the fund had a capital loss carryforward of approximately $19,155,000 of which $1,444,000, $8,549,000, and $9,162,000 will expire on December 31, 2002, 2003, and 2004, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 DECEMBER 31, 1996

ASSETS                                                     9.            10.

11.Investment in securities, at value (cost                12.           $ 858,650,799
$850,509,051) - See accompanying schedule

13.Interest receivable                                     14.            14,237,586

15.Redemption fees receivable                              16.            134

17. TOTAL ASSETS                                           18.            872,888,519

LIABILITIES                                                19.           20.

21.Payable to custodian bank                               $ 52,406      22.

23.Payable for investments purchased                        1,200,000    24.
Regular delivery

25. Delayed delivery                                        15,845,021   26.

27.Payable for fund shares redeemed                         1,778,620    28.

29.Distributions payable                                    1,484,786    30.

31.Accrued management fee                                   316,151      32.

33.Other payables and accrued expenses                      196,092      34.

35. TOTAL LIABILITIES                                      36.            20,873,076

37.NET ASSETS                                              38.           $ 852,015,443

39.Net Assets consist of:                                  40.           41.

42.Paid in capital                                         43.           $ 867,517,118

44.Accumulated undistributed net realized gain (loss)      45.            (23,643,423)
on investments

46.Net unrealized appreciation (depreciation) on           47.            8,141,748
investments

48.NET ASSETS, for 74,996,590 shares outstanding           49.           $ 852,015,443

50.NET ASSET VALUE, offering price and redemption price    51.            $11.36
per share ($852,015,443 (divided by) 74,996,590 shares)


STATEMENT OF OPERATIONS


 YEAR ENDED DECEMBER 31, 1996

INTEREST INCOME                                            52.             $ 58,929,536

EXPENSES                                                   53.             54.

55.Management fee                                          $ 3,873,699     56.

57.Transfer agent, accounting and custodian fees and        1,483,030      58.
expenses

59.Non-interested trustees' compensation                    3,389          60.

61.Registration fees                                        38,107         62.

63.Audit                                                    56,316         64.


65.Legal                                                    11,086         66.


67.Miscellaneous                                            12,733         68.

69. Total expenses before reductions                        5,478,360      70.

71. Expense reductions                                      (10,176)        5,468,184

72.NET INTEREST INCOME                                     73.              53,461,352

REALIZED AND UNREALIZED GAIN (LOSS)                        75.             76.
74.Net realized gain (loss) on:

77. Investment securities                                   (9,811,869)    78.

79. Futures contracts                                       350,403         (9,461,466)

80.Change in net unrealized appreciation (depreciation)    81.             82.
on:

83. Investment securities                                   (14,724,336)   84.

85. Futures contracts                                       (94,141)        (14,818,477)

86.NET GAIN (LOSS)                                         87.              (24,279,943)

88.NET INCREASE (DECREASE) IN NET ASSETS RESULTING         89.             $ 29,181,409
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED       YEAR ENDED
                                                            DECEMBER 31,     DECEMBER 31,
                                                            1996             1995

INCREASE (DECREASE) IN NET ASSETS

90.Operations                                               $ 53,461,352     $ 55,260,713
Net interest income

91. Net realized gain (loss)                                 (9,461,466)      (6,297,891)

92. Change in net unrealized appreciation (depreciation)     (14,818,477)     71,821,694

93. NET INCREASE (DECREASE) IN NET ASSETS RESULTING          29,181,409       120,784,516
FROM OPERATIONS

94.Distributions to shareholders                             (53,461,352)     (55,260,713)
From net interest income

95. In excess of net interest income                         (302,777)        -

96. TOTAL DISTRIBUTIONS                                      (53,764,129)     (55,260,713)

97.Share transactions                                        114,637,849      169,649,889
Net proceeds from sales of shares

98. Reinvestment of distributions                            38,125,747       39,176,940

99. Cost of shares redeemed                                  (186,338,274)    (160,585,909)

100. Redemption fees                                         88,615           166,032

101.                                                         (33,486,063)     48,406,952
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

102.                                                         (58,068,783)     113,930,755
TOTAL INCREASE (DECREASE) IN NET ASSETS

NET ASSETS                                                  103.             104.

105. Beginning of period                                     910,084,226      796,153,471

106. End of period                                          $ 852,015,443    $ 910,084,226

OTHER INFORMATION                                           108.             109.
107.Shares

110. Sold                                                    10,105,497       15,043,662

111. Issued in reinvestment of distributions                 3,363,911        3,447,309

112. Redeemed                                                (16,452,415)     (14,137,312)

113. Net increase (decrease)                                 (2,983,007)      4,353,659


FINANCIAL HIGHLIGHTS

114.   YEARS ENDED DECEMBER 31,

115.   1996                       1995   1994   1993 A   1992


116.SELECTED PER-SHARE DATA

117.Net asset value, beginning      $ 11.670    $ 10.810    $ 12.330    $ 11.880    $ 11.800
of period

118.Income from Investment           .699        .709        .770        .783        .834
Operations
Net interest income

119. Net realized and                (.307)      .858        (1.473)     .788        .208
unrealized
 gain (loss)

120. Total from investment           .392        1.567       (.703)      1.571       1.042
operations

121.Less Distributions

122. From net interest income        (.699)      (.709)      (.770)      (.783)      (.834)

123. In excess of net interest       (.004) C    -           -           -           -
income

124. From net realized gain          -           -           (.050)      (.340)      (.130)

125. Total distributions             (.703)      (.709)      (.820)      (1.123)     (.964)

126.Redemption fees added to         .001        .002        .003        .002        .002
paid
in capital

127.Net asset value, end of         $ 11.360    $ 11.670    $ 10.810    $ 12.330    $ 11.880
period

128.TOTAL RETURN B                   3.56%       14.89%      (5.82)      13.63%      9.17%
                                                            %

129.RATIOS AND SUPPLEMENTAL
DATA

130.Net assets, end of period       $ 852,015   $ 910,084   $ 796,153   $ 952,225   $ 761,683
(000 omitted)

131.Ratio of expenses to             .63%        .64%        .63%        .64%        .64%
average
net assets

132.Ratio of net interest income     6.14%       6.24%       6.69%       6.37%       7.01%
to average net assets

133.Portfolio turnover rate          35%         39%         40%         54%         43%


EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES OF
FINANCIAL STATEMENTS).
THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Aggressive Municipal Fund (formerly Fidelity Aggressive Tax-Free Portfolio) (the fund) is a fund of Fidelity Municipal Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940
Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures and options transactions, market discount, capital loss carryforwards and losses deferred due to wash sales, and futures and options.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Accumulated undistributed net realized gain
(loss) on investments may include temporary
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the fund less than 180 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market value of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to the purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the accompanying balance sheet under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $295,632,251 and $327,986,597, respectively.
The market value of futures contracts opened and closed during the period amounted to $37,178,773 and $45,986,931, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to
 .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .45% of average net assets. Effective March 1, 1997, FMR voluntarily agreed to reduce the individual fund fee rate from .30% to .25%.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the fund. The Bank has entered into a sub-contract with Fidelity Service Co. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses. For the period, FSC received transfer agent and accounting fees amounting to $1,138,274 and $296,466, respectively.
For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.
5. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,704 and $7,472, respectively, under these arrangements.
6. PROPOSED REORGANIZATION.
The Board of Trustees of the fund has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Spartan Aggressive Municipal Fund ("Reorganization"). The Agreement provides for the transfer of substantially all of the assets and the assumption of substantially all of the liabilities of Spartan Aggressive Municipal Fund in exchange solely for the number of shares of the fund having the same aggregate net asset value as the outstanding shares of Spartan Aggressive Municipal Fund at the close of business on the day that the Reorganization is effective. The Reorganization can be consummated only if, among other things, it is approved by the vote of a
6. PROPOSED REORGANIZATION - CONTINUED
majority (as defined by the Investment Company Act of 1940) of outstanding voting securities of Spartan Aggressive Municipal Fund. A Special Meeting of Shareholders (Meeting) of Spartan Aggressive Municipal Fund will be held on July 16, 1997 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of Spartan Aggressive Municipal Fund in May 1997. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about July 31, 1997.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Municipal Trust and the Shareholders of Fidelity Aggressive Municipal Fund (formerly Fidelity Aggressive Tax-Free Portfolio):
We have audited the accompanying statement s of assets and liabilities of Fidelity Municipal Trust: Fidelity Aggressive Municipal Fund (formerly Fidelity Aggressive Tax-Free Portfolio), including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Municipal Trust: Fidelity Aggressive Municipal Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 20, 1997
DISTRIBUTIONS


During the fiscal year ended 1996, 100% of the fund's income dividends was free from federal income tax, and 20.75% of the fund's income dividends was subject to the federal alternative minimum tax.
The fund notified shareholders in January of the applicable percentage for use in preparing 1996 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
  To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN
INVESTMENT
IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
811 Wilshire Boulevard
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
4001 Tamiami Trail, North
Naples, FL
1907 West State Road 434
Orlando, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
505 Millburn Avenue
Short Hills, NJ
NEW YORK
1050 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the
 Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford
Houston, TX
2701 Drexel Drive
Houston, TX
1010 Lamar Street
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1775 K Street,  N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
 and
Fidelity Service Co.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
* INDEPENDENT TRUSTEES
FIDELITY'S MUNICIPAL BOND FUNDS
Aggressive Municipal
California Insured Municipal Income
California Municipal Income
Insured Municipal Income
Limited Term Municipal Income
Massachusetts Municipal Income
Michigan Municipal Income
Minnesota Municipal Income
Municipal Income
New York Insured Municipal Income
New York Municipal Income
Ohio Municipal Income
Spartan Arizona Municipal Income
Spartan California Intermediate Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Intermediate Municipal Income
Spartan New York Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
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 (8 a.m. - 9 p.m.)
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 for the deaf and hearing impaired
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